EXHIBIT 10.12












                            ASSET EXCHANGE AGREEMENT

                                  By and Among

                       AMERICAN RADIO SYSTEMS CORPORATION

                      AMERICAN RADIO SYSTEMS LICENSE CORP.

                                 CITICASTERS CO.

                    REGENT BROADCASTING OF KANSAS CITY, INC.

                                       and

                      REGENT LICENSEE OF KANSAS CITY, INC.


                                   Dated as of

                                  June 19, 1997








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
                                TABLE OF CONTENTS


ARTICLE 1         DEFINED TERMS...................................................................................2

ARTICLE 2         EXCHANGE OF LICENSES AND STATIONS...............................................................2
         2.1      Agreement to Exchange Licenses and Stations.....................................................2
         2.2      Appraisals; Tax Reporting.......................................................................3
         2.3      Assumption of Liabilities and Obligations. .....................................................4
         2.4      Closing Date....................................................................................8
         2.5      Accounts Receivable.  ..........................................................................9

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE JACOR PARTIES............................................10
         3.1      Organization and Business; Power and Authority; Effect of Transaction..........................10
         3.2      Financial and Other Information.  .............................................................11
         3.3      Material Statements and Omissions; Absence of Events...........................................11
         3.4      Changes in Condition...........................................................................12
         3.5      Title to Properties; Leases.  .................................................................12
         3.6      Compliance with Private Authorizations.........................................................13
         3.7      Compliance with Governmental Authorizations and Applicable Law.................................13
         3.8      Intangible Assets..............................................................................14
         3.9      Related Transactions...........................................................................15
         3.10     Tax Matters....................................................................................15
         3.11     Employee Benefit Plans; Jacor Station Employees................................................15
         3.12     Material Agreements............................................................................16
         3.13     Ordinary Course of Business....................................................................17
         3.14     Broker or Finder...............................................................................17
         3.15     Environmental Matters..........................................................................17
         3.16     Trade or Barter................................................................................18

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF THE AMERICAN.................................................18
         4.1      Organization and Business; Power and Authority; Effect of Transaction..........................18
         4.2      Financial and Other Information.  .............................................................20
         4.3      Material Statements and Omissions; Absence of Events...........................................20
         4.4      Changes in Condition...........................................................................20
         4.5      Title to Properties; Leases.  .................................................................20
         4.6      Compliance with Private Authorizations.........................................................22
         4.7      Compliance with Governmental Authorizations and Applicable Law.................................22
         4.8      Intangible Assets..............................................................................23
         4.9      Related Transactions...........................................................................23
         4.10     Tax Matters....................................................................................24
         4.11     Employee Benefit Plans; American Station Employees.............................................24
         4.12     Material Agreements............................................................................25
         4.13     Ordinary Course of Business....................................................................25
         4.14     Broker or Finder...............................................................................26
         4.15     Environmental Matters..........................................................................26
         4.16     Trade or Barter................................................................................27



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ARTICLE 5         COVENANTS......................................................................................27
         5.1      Access to Information; Confidentiality.........................................................27
         5.2      Agreement to Cooperate.........................................................................28
         5.3      Public Announcements...........................................................................34
         5.4      Notification of Certain Matters................................................................34
         5.5      No Solicitation................................................................................34
         5.6      Conduct of Business by the Jacor Parties Pending the Closing...................................35
         5.7      Conduct of Business by American Pending the Closing............................................36
         5.8      Risk of Loss...................................................................................37
         5.9      American and Jacor Station Employees...........................................................38

ARTICLE 6         CLOSING CONDITIONS.............................................................................38
         6.1      Conditions to Obligations of Each Party to Effect the Exchanges................................38
         6.2      Conditions to Obligations of the American Parties.  ...........................................39
         6.3      Conditions to Obligations of the Jacor Parties ................................................41

ARTICLE 7         TERMINATION, AMENDMENT AND WAIVER..............................................................42
         7.1      Termination....................................................................................42
         7.2      Effect of Termination..........................................................................43

ARTICLE 8         INDEMNIFICATION................................................................................44
         8.1      Survival. .....................................................................................44
         8.2      Indemnification................................................................................44
         8.4      Notice of Claims...............................................................................45
         8.5      Defense of Third Party Claims..................................................................45
         8.6      Exclusive Remedy...............................................................................46

ARTICLE 9         GENERAL PROVISIONS.............................................................................46
         9.1      Amendment......................................................................................46
         9.2      Waiver.........................................................................................46
         9.3      Fees, Expenses and Other Payments..............................................................46
         9.4      Notices........................................................................................46
         9.5      Specific Performance; Other Rights and Remedies................................................47
         9.6      Severability...................................................................................48
         9.7      Counterparts...................................................................................48
         9.8      Section Headings...............................................................................48
         9.9      Governing Law..................................................................................48
         9.10     Further Acts...................................................................................48
         9.11     Entire Agreement...............................................................................49
         9.12     Assignment.....................................................................................49
         9.13     Parties in Interest............................................................................49
         9.14     Mutual Drafting................................................................................49
         9.15     American Agent for American License............................................................49
         9.16     Citicasters Agent for the Other Jacor Parties..................................................49


                                      -ii-

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APPENDIX A:                Definitions

SCHEDULES:                 Jacor Disclosure Schedule
                           American Disclosure Schedule

                            ASSET EXCHANGE AGREEMENT

         This ASSET EXCHANGE AGREEMENT (this "Agreement") is dated as of June 19,1997, by and among American Radio Systems Corporation, a Delaware corporation ("American" or an "American Party"), American Radio Systems License Corp, a Delaware corporation ("American License" or an "American Party" and, collectively with American, the "American Parties"), Citicasters Co., an Ohio corporation ("Citicasters"), Regent Broadcasting of Kansas City, Inc., a Delaware corporation ("Regent Broadcasting"), and Regent Licensee of Kansas City, Inc., a Delaware corporation ("Regent Licensee" and, collectively with Regent Broadcasting, the "Regent Parties", the Regent Parties, being herein referred to with Citicasters, individually as a "Jacor Party" and collectively as the "Jacor Parties" or "Jacor").

         WHEREAS, Citicasters is the licensee of and operates radio stations WDAF(AM) and KYYS(FM), Kansas City, Missouri (the "Citicasters Stations") pursuant to licenses issued to Citicasters by the FCC (the "Citicasters FCC Licenses"), and Regent Broadcasting operates and Regent Licensee is the licensee of radio stations KMXV(FM), Kansas City, Missouri, and KUDL(FM), Kansas City, Kansas (the "Regent Stations" and, collectively with the Citicasters Stations, the "Jacor Stations") pursuant to licenses issued to Regent Licensee by the FCC (the "Regent FCC Licenses" and, collectively with the Citicasters FCC Licenses, the "Jacor FCC Licenses");

         WHEREAS,  American  operates  and  American  License is the licensee of radio stations WMMX(FM), WTUE(FM) and WONE(AM), Dayton, Ohio, WLQT(FM), Kettering-Dayton, Ohio, WBTT(FM), Englewood, Ohio and WXEG(FM), Beavercreek, Ohio (the "American Stations") pursuant to licenses issued to American License by the FCC (the "American FCC Licenses");

         WHEREAS, (i) American License and Citicasters desire to exchange the American Citicasters FCC Licenses for the Citicasters FCC Licenses, and American and Citicasters desire to exchange the American Citicasters Assets (other than the American Citicasters FCC Licenses) for the Citicasters Assets (other than the Citicasters FCC Licenses) (collectively, the "Citicasters Exchange"), and
(ii) American License and Regent Licensee desire to exchange the American Regent FCC Licenses for the Regent FCC Licenses, and American and Regent Broadcasting desire to exchange the American Regent Assets (other than the American Regent FCC Licenses) for the Regent Assets (other than the Regent FCC Licenses), all on the terms and subject to the conditions hereinafter set forth (collectively, the "Regent Exchange" and, collectively with the Citicasters Exchange, the "Exchanges"); and

         WHEREAS, the parties hereto intend the Exchanges to qualify as Like-Kind Exchanges;

         NOW,  THEREFORE,  in  consideration  of  the  above  premises  and  the covenants and agreements contained herein, American, American License, Citicasters, Regent Broadcasting and Regent Licensee intending to be legally bound, do hereby covenant and agree as follows:





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                                    ARTICLE 1

                                  DEFINED TERMS

         As used herein, the terms defined in Appendix A shall have the respective meanings set forth therein. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in either Disclosure Schedule and each Collateral Document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. References to "hereof", "herein" or similar terms are intended to refer to this Agreement as a whole and not a particular section, and references to "this Section" are intended to refer to the entire section and not a particular subsection thereof. The term "either party" shall refer to the Jacor Parties and the American Parties.


                                    ARTICLE 2

                        EXCHANGE OF LICENSES AND STATIONS

         2.1 Agreement to Exchange Licenses and Stations. Subject to the terms and conditions set forth in this Agreement:

                  (a) Citicasters and American hereby agree to exchange, transfer and deliver to each other, as applicable, on the Closing Date, the Citicasters Assets (other than the Citicasters FCC Licenses) and the American Citicasters Assets (other than the American Citicasters FCC Licenses);

                  (b) Citicasters and American License hereby agree to exchange, transfer and deliver to each other, as applicable, the Citicasters FCC Licenses and the American Citicasters FCC Licenses,

                  (c) Regent Broadcasting and American hereby agree to exchange, transfer and deliver to each other, as applicable, on the Closing Date, the Regent Assets (other than the Regent FCC Licenses) and the American Regent Assets (other than the American Regent FCC Licenses); and

                  (d) Regent Licensee and American License hereby agree to exchange, transfer and deliver to each other, as applicable, the Regent FCC Licenses and the American Regent FCC Licenses,

in each case, free and clear of any Liens of any nature whatsoever except Permitted Liens and Permitted Title Exceptions.

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         2.2      Appraisals; Tax Reporting.

         (a) The Jacor Parties and the American Parties agree that the fair market value of each asset included in the Jacor Assets and the American Assets will be determined on the basis of the appraisals (the "Appraisals"), prepared by the firm of Bond & Pecaro, whose fee and expenses shall be equally borne by Citicasters and Regent Broadcasting, on the one hand, and American, on the other hand. The parties shall direct Bond & Pecaro to deliver Appraisals within sixty
(60) days from the date hereof and to set forth in the Appraisals the fair market value of each asset included in the Jacor Assets and the American Assets.

         (b) Promptly after delivery of the Appraisals, and in any event prior to the Closing Date, the parties shall prepare and agree upon the appraised value of each asset included in the Jacor Assets and the American Assets (which values shall be based upon the Appraisals) and shall set forth those values on a schedule (the "Valuation Schedule"). The parties shall not take any position inconsistent with the valuations set forth on the Valuation Schedule and will prepare and file all Tax Returns and reports related to the Exchange, including without limitation those required under Section 1060 of the Code and all original and amended federal, state and local income Tax Returns, on a basis consistent with such valuations. Each asset included in the Citicasters Assets, the Regent Assets, the American Citicasters Assets and the American Regent
Assets shall be set forth in the appropriate "exchange group" and "residual group" (each within the meaning of Treas. Reg. section 1.1031(j)-1) on the basis set forth in the Valuation Schedule.

         (c) Each of the parties intend to report the transactions contemplated hereby as a "like-kind exchange" to the maximum extent permissible under Section 1031 of the Code, consistent with the Appraisals and the Valuation Schedule. Each of the parties shall cooperate with the other in any and all respects necessary to achieve like-kind exchange treatment to the maximum extent permissible under Section 1031 of the Code and shall endeavor to give the other notice of any disallowance of or challenge to such reporting by any Taxing Authority; provided, however, that the failure to give such notice shall not result in any liability of the party failing to give the notice. Without limiting the generality of the foregoing, in order to effectuate the transactions contemplated hereby as a like-kind exchange to the maximum extent possible under Section 1031 of the Code, or to facilitate one or more of the Exchanges (or any part thereof) as part of a deferred like-kind exchange, each of American and American License, on the one hand, and Citicasters and the Regent Broadcasting and Regent Licensee, on the other hand, (i) may at any time at or prior to Closing assign its rights, in whole or in part, under this Agreement (but such assignment shall not relieve it of its obligations under this Agreement) to a "qualified intermediary" (as defined in Treas. Reg. ss.1.1031(k)-1(g)(4)), subject to all rights and obligations hereunder of Citicasters, Regent Broadcasting and Regent Licensee, on the one hand, and American and American License, on the other hand, respectively, and, in such event, (ii) shall promptly provide written notice of such assignment to the other party. If American or American Licensee shall have given notice of such assignment to a qualified intermediary, Citicasters, Regent Broadcasting and/or Regent Licensee, as the case may be, shall (i) promptly provide American and American License with written acknowledgment of such notice and (ii) at the Closing, convey the Citicasters Assets or the Regent Assets, as the case may be, (or such portion of them as shall have been designated in writing by American or American License) to the "qualified intermediary" rather than to American and American License (which conveyance shall, to such extent, discharge the obligation of Citicasters,

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Regent Broadcasting  and/or Regent Licensee,  as the case may be, to deliver the
Citicasters Assets and the Citicasters Stations and/or the Regent Assets and the Regent Stations, as the case may be, hereunder). If Citicasters, Regent Broadcasting and/or Regent Licensee, as the case may be, shall have given notice of such assignment to a qualified intermediary, American and American License shall (i) promptly provide Citicasters, Regent Broadcasting and/or Regent Licensee, as the case may be, with written acknowledgment of such notice and
(ii) at the Closing, convey the American Citicasters Assets and/or the American Regent Assets (or such portion of them as shall have been designated in writing by Citicasters, Regent Broadcasting and/or Regent Licensee, as the case may be) to the "qualified intermediary" rather than to Citicasters, Regent Broadcasting and/or Regent Licensee, as the case may be (which conveyance shall, to such extent, discharge the obligation of American and American License to deliver the
American   Citicasters   Assets  and/or  the  American  Regent  Assets  and  the
corresponding American Stations hereunder).

         (d) Notwithstanding the provisions of this Section 2.2, the parties to this Agreement will rely solely on their own advisors in determining the tax consequences of the transactions contemplated by this Agreement and each party is not relying, and will not rely, on any representations or assurances of any other party regarding such consequences other than the representations, warranties, covenants and agreements set forth in writing in this Agreement or furnished pursuant to the provisions hereof. Notwithstanding anything in this Agreement to the contrary, the obligations of the parties set forth in this
Section 2.2 shall survive the Closing.

         2.3      Assumption of Liabilities and Obligations.

         (a) The American Parties agree to assume (i) the Citicasters Assumable Agreements at the Closing or, to the extent provided in the Citicasters Stations TBA, upon the TBA Date of the Citicasters Stations TBA and (ii) the Regent Assumable Agreements at the Closing or, to the extent provided in the Regent Stations TBA, upon the TBA Date of the Regent Stations TBA. Except as expressly provided in this Agreement, including without limitation Section 2.3(e), or in the Citicasters Stations TBA or the Regent Stations TBA, the American Parties shall not assume or become obligated to perform any debt, liability or obligation of Citicasters, Regent Broadcasting or Regent Licensee or relating to the ownership or operation of the Citicasters Assets or the Regent Assets or the conduct of the business of the Citicasters Stations or the Regent Stations prior to the Closing whatsoever, other than to the extent set forth in the assumption of the Citicasters Assumable Agreements or the Regent Assumable Agreements. The parties acknowledge and agree that the assumption of the Citicasters Assumable Agreements and the Regent Assumable Agreements shall not, except to the extent of any proration pursuant to the provisions of Section 2.3(e), entail the assumption by the American Parties of any obligation or liability of Citicasters, Regent Broadcasting or Regent Licensee with respect to (i) any obligations or liabilities under the Citicasters Assumable Agreements or the Regent Assumable Agreements relating to the period prior to the Cut-off Date;
(ii) any Claims to which Citicasters, Regent Broadcasting or Regent Licensee is a party or to which any of the Citicasters Assets or the Citicasters Stations or any of the Regent Assets or the Regent Stations is subject relating to the ownership or operation of the Citicasters Assets or the Regent Assets or the conduct of the business of the Citicasters Stations or the Regent Stations prior to the Closing (other than as provided in the Citicasters Stations TBA or the Regent Stations TBA); or (iii) any liability for any Taxes attributable to the ownership or operation of the Citicasters Assets or the Regent Assets or the conduct of the business of the Citicasters Stations or the Regent Stations on

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or  prior to the  Closing  Date.  All  such  obligations  and  liabilities  (the
"Citicasters Nonassumed Liabilities" and the "Regent Nonassumed Liabilities", respectively, and, collectively, the "Jacor Nonassumed Liabilities") shall remain and be the obligations and liabilities solely of Citicasters, Regent Broadcasting and Regent Licensee, as the case may be.

         (b) Citicasters agrees to assume the American Citicasters Assumable Agreements at the Closing or, to the extent provided in the American Citicasters Stations TBA, upon the TBA Date of the American Citicasters Stations TBA. Except as expressly provided in this Agreement, including without limitation Section 2.3(f), or in the American Citicasters Stations TBA, Citicasters shall not assume or become obligated to perform any debt, liability or obligation of either American Party or relating to the ownership or operation of the American Assets or the conduct of the business of the American Stations prior to the Closing whatsoever, other than to the extent set forth in the assumption of the American Citicasters Assumable Agreements. The parties acknowledge and agree that the assumption of the American Citicasters Assumable Agreements shall not, except to the extent of any proration pursuant to the provisions of Section 2.3(f), entail the assumption by Citicasters of any obligation or liability of either American Party with respect to (i) any obligations or liabilities under the American Citicasters Assumable Agreements relating to the period prior to the Cut-off Date; (ii) any Claims to which either American Party is a party or to which any of the American Assets or any of the American Stations is subject relating to the ownership or operation of the American Assets or the conduct of the business of the American Stations prior to the Closing (other than as provided in the American Citicasters Stations TBA); or (iii) any liability for any Taxes attributable to the ownership or operation of the American Assets or the American Stations on or prior to the Closing Date. All such obligations and liabilities (the "American Citicasters Nonassumed Liabilities") shall remain and be the obligations and liabilities solely of the American Parties.

         (c) The Regent Parties agrees to assume the American Regent Assumable Agreements at the Closing or, to the extent provided in the American Regent Stations TBA, upon the TBA Date of the American Regent Stations TBA. Except as expressly provided in this Agreement, including without limitation Section 2.3(g), or in the American Regent Stations TBA, the Regent Parties shall not assume or become obligated to perform any debt, liability or obligation of either American Party or relating to the ownership or operation of the American Assets or the conduct of the business of the American Stations prior to the Closing whatsoever, other than to the extent set forth in the assumption of the American Regent Assumable Agreements. The parties acknowledge and agree that the assumption of the American Regent Assumable Agreements shall not, except to the extent of any proration pursuant to the provisions of Section 2.3(g), entail the assumption by the Regent Parties of any obligation or liability of either American Party with respect to (i) any obligations or liabilities under the American Regent Assumable Agreements relating to the period prior to the Cutoff Date; (ii) any Claims to which either American Party is a party or to which any of the American Assets or any of the American Stations is subject relating to the ownership or operation of the American Assets or the conduct of the business of the American Stations prior to the Closing (other than as provided in the American Regent Stations TBA); or (iii) any liability for any Taxes attributable to the ownership or operation of the American Assets or the American Stations on or prior to the Closing Date. All such obligations and liabilities (the "American Regent Nonassumed Liabilities" and, collectively with the American Citicasters Nonassumed Liabilities, the "American

Nonassumed Liabilities") shall remain and be the obligations and liabilities solely of the American Parties.

         (d) Notwithstanding anything contained in this Agreement to the contrary and except as otherwise provided in the Citicasters Stations TBA, the Regent Stations TBA, the American Citicasters Stations TBA or the American
Regent Stations TBA, as the case may be, all items of income and expense (including without limitation with respect to rent, utilities, Pro Ratable Taxes and wages, salaries and accrued but unused vacation for employees) arising from the conduct of the business of (i) the Citicasters Stations and the American Citicasters Stations shall be prorated between American and Citicasters, and
(ii) the Regent Stations and the American Regent Stations shall be prorated between American and Regent Broadcasting, in each case, as of 12:01 a.m., Eastern time, on the Cut-Off Date, with the transferring party responsible for any such items prior to the Cut-off Date and the transferee party responsible for any such items subsequent to the Cut-off Date.

         (e) Within sixty (60) days after the Cut-Off Date, American shall deliver to Citicasters and Regent Broadcasting a schedule of its proposed prorations with respect to the American Citicasters Assets and the American Citicasters Stations and the American Regent Assets and the American Regent Stations, respectively, which shall set forth in reasonable detail the basis for those determinations, and which shall account for any amount owed by American to Citicasters or Regent Broadcasting pursuant to the provisions of Section 2.3(i) (the "Dayton Proration Schedule"). The Dayton Proration Schedule shall be conclusive and binding upon Citicasters and Regent Broadcasting unless Citicasters or Regent Broadcasting provides American with written notice of objection (the "Notice of Disagreement") within thirty (30) days after Citicasters' and Regent Broadcasting's receipt of the Dayton Proration Schedule, which notice shall state the prorations proposed by Citicasters or Regent Broadcasting, as the case may be (the "Jacor Proration Schedule"). American shall have fifteen (15) days from receipt of a Notice of Disagreement to accept or reject the Jacor Proration Schedule. If American rejects the Jacor Proration Schedule, and the amount in dispute exceeds Five Thousand Dollars ($5,000), the dispute shall be submitted within ten (10) days of such rejection to the Chicago, Illinois office of Arthur Andersen & Co., LLP (the "Referee") for resolution, such resolution to be made within thirty (30) days after submission to the Referee and to be final, conclusive and binding on American, Citicasters and Regent Broadcasting. American, on the one hand, and Citicasters and Regent Broadcasting, on the other hand, agree to share equally the cost and expenses of the Referee, but each party shall bear its own legal and other expenses, if any. If the amount in dispute is equal to or less than Five Thousand Dollars ($5,000), such amount shall be divided equally between Citicasters and/or Regent Broadcasting, on the one hand, and American, on the other hand. Payment by any party pursuant hereto of the proration amounts determined pursuant to this
Section 2.3(e) shall be due fifteen (15) days after the last to occur of (i) Citicasters' acceptance of the Dayton Proration Schedule or failure to give American a timely Notice of Disagreement; (ii) Regent Broadcasting's acceptance of the Dayton Proration Schedule or failure to give American a timely Notice of Disagreement; (iii) American's acceptance of the Jacor Proration Schedule or failure to reject the Jacor Proration Schedule within fifteen (15) days of receipt of a timely Notice of Disagreement; (iv) American's rejection of the Jacor Proration Schedule in the event the amount in dispute equals or is less than Five Thousand Dollars ($5,000); and (v) notice to American, Citicasters and Regent Broadcasting of the resolution of the disputed amount by the Referee in the event that the amount in dispute exceeds Five Thousand Dollars ($5,000).

         (f) Within sixty (60) days after the Cut-Off Date, Citicasters shall deliver to American a schedule of its proposed prorations with respect to the Citicasters Assets and the Citicasters Stations which shall set forth in reasonable detail the basis for those determinations, and which shall account for any amount owed by Citicasters to American pursuant to the provisions of
Section 2.3(i) (the "Citicasters Kansas City Proration Schedule"). The Citicasters Kansas City Proration Schedule shall be conclusive and binding upon American unless American provides Citicasters with a Notice of Disagreement within thirty (30) days after American's receipt of the Citicasters Kansas City Proration Schedule, which notice shall state the prorations proposed by American (the "American Citicasters Proration Schedule"). Citicasters shall have fifteen
(15) days from receipt of a Notice of Disagreement to accept or reject the American Citicasters Proration Schedule. If Citicasters rejects the American Citicasters Proration Schedule and the amount in dispute exceeds Five Thousand Dollars ($5,000), the dispute shall be submitted within ten (10) days of such rejection to the Referee for resolution, such resolution to be made within thirty (30) days after submission to the Referee and to be final, conclusive and binding on Citicasters and American. American and Citicasters agree to share equally the cost and expenses of the Referee, but each party shall bear its own legal and other expenses, if any. If the amount in dispute is equal to or less than Five Thousand Dollars ($5,000), such amount shall be divided equally between American and Citicasters. Payment by American or Citicasters, as the case may be, of the proration amounts determined pursuant to this Section 2.3(f) shall be due fifteen (15) days after the last to occur of (i) American's acceptance of the Citicasters Kansas City Proration Schedule or failure to give Citicasters a timely Notice of Disagreement; (ii) Citicasters' acceptance of the American Citicasters Proration Schedule or failure to reject the American Citicasters Proration Schedule within fifteen (15) days of receipt of a timely Notice of Disagreement; (iii) Citicasters' rejection of the American Citicasters Proration Schedule in the event the amount in dispute equals or is less than Five Thousand Dollars ($5,000); and (iv) notice to Citicasters and American of the resolution of the disputed amount by the Referee in the event that the amount in dispute exceeds Five Thousand Dollars ($5,000).

         (g) Within sixty (60) days after the Cut-Off Date, Regent Broadcasting shall deliver to American a schedule of its proposed prorations with respect to the Regent Assets and the Regent Stations which shall set forth in reasonable detail the basis for those determinations, and which shall account for any amount owed by Regent Broadcasting to American pursuant to the provisions of
Section 2.3(i) (the "Regent Kansas City Proration Schedule"). The Regent Kansas City Proration Schedule shall be conclusive and binding upon American unless American provides Regent Broadcasting with a Notice of Disagreement within thirty (30) days after American's receipt of the Regent Kansas City Proration Schedule, which notice shall state the prorations proposed by American (the "American Regent Proration Schedule"). Regent Broadcasting shall have fifteen
(15) days from receipt of a Notice of Disagreement to accept or reject the American Regent Proration Schedule. If Regent Broadcasting rejects the American Regent Proration Schedule and the amount in dispute exceeds Five Thousand Dollars ($5,000), the dispute shall be submitted within ten (10) days of such rejection to the Referee for resolution, such resolution to be made within thirty (30) days after submission to the Referee and to be final, conclusive and binding on Regent Broadcasting and American. American and Regent Broadcasting agree to share equally the cost and expenses of the Referee, but each party shall bear its own legal and other expenses, if any. If the amount in dispute is equal to or less than Five Thousand Dollars ($5,000), such amount shall be divided equally between American and Regent Broadcasting. Payment by American or Regent Broadcasting, as the case may be, of the proration amounts determined pursuant to this Section 2.3(g) shall be due fifteen (15) days after the last to occur of (i) American's acceptance of the Regent Kansas City Proration Schedule or failure to give Regent Broadcasting a timely Notice of Disagreement; (ii) Regent Broadcasting's acceptance of the American Regent Proration Schedule or failure to reject the American Regent Proration Schedule within fifteen (15) days of receipt of a timely Notice of Disagreement; (iii) Regent Broadcasting's rejection of the American Regent Proration Schedule in the event the amount in dispute equals or is less than Five Thousand Dollars ($5,000); and (iv) notice to Regent Broadcasting and American of the resolution of the disputed amount by the Referee in the event that the amount in dispute exceeds Five Thousand Dollars ($5,000).

         (h) Any payment required by American to Citicasters or Regent Broadcasting or by Citicasters or Regent Broadcasting to American, as the case may be, under Section 2.3(e), 2.3(f) or 2.3(g) shall be paid by wire transfer of immediately available funds to the account of the payee with a financial institution in the United States as designated by such party in the Citicasters Kansas City Proration Schedule, the Regent Kansas City Proration Schedule or the Dayton Proration Schedule, as the case may be, or the Notice of Disagreement (or by separate notice in the event a Notice of Disagreement is not sent). If any party fails to pay when due any amount under Section 2.3(e), 2.3(f) or 2.3(g) interest on such amount will accrue from the date payment was due to the date such payment is made at a per annum rate equal to the "prime rate" as published daily in the Money Rates column of the Wall Street Journal (or the average of such rates if more than one rate indicated) plus two percent (2%), and such interest shall be payable upon demand.

         (i) With respect to Trade Agreements American, as the assigning party, shall be required to pay to Citicasters and Regent Broadcasting, as the assuming party and Citicasters and Regent Broadcasting, as the assigning party, shall be required to pay to American, as the assuming party, an amount, if any, by which the aggregate obligations and liabilities (determined in accordance with GAAP) for unperformed air time under all such Trade Agreements as of 12:01 a.m. on the applicable Cut-off Date exceeds by $20,000, the fair market value of the services or property (determined in accordance with GAAP) to be received by the assuming party (treating Citicasters and Regent Broadcasting as one assuming party for these purposes) under such Trade Agreements after 12:01 a.m. on the applicable Cut-off Date under all such Trade Agreements. There shall be no payment required by the assuming party to the assigning party with respect to the Trade Agreements, notwithstanding that the excess, if any, of the obligations and liabilities under the Trade Agreements over the fair market value of the services and property to be received under such Trade Agreements after 12:01 a.m. on the applicable Cut-off Date is less than the amount specified in the first sentence of this paragraph.

         (j) Nothing contained in this Section 2.3 is intended or shall be deemed to amend or modify the indemnification provisions of Article 8 nor to reallocate responsibility for the matters set forth therein.

         2.4 Closing Date. The closing of the Exchanges (the "Closing") shall take place at a mutually convenient location to be agreed upon by the parties, at 10:00 a.m., local time, within ten

(10) business days after the satisfaction or waiver of each of the conditions specified in Article 6 (other than those to be satisfied at the Closing) or such other date, prior to the Termination Date, as the parties may agree (the "Closing Date"). At the Closing, (a) each of the parties shall deliver such deeds (in recordable form and warrantying against matters not covered by title insurance other than Permitted Liens and Permitted Title Exceptions), bills of sale, assignments, assumptions of liabilities and other instruments and documents as are described in this Agreement or as may be otherwise reasonably requested by the parties and their respective counsel and the legal opinions described in Sections 6.2(b) and 6.3(b), and (b) as part of the Jacor Assets, Jacor shall pay to American an amount equal to the American Tower Adjustment by wire transfer of immediately available funds to such account as is designated by American in written instructions to Jacor not later than two (2) business days prior to the Closing.

         2.5 Accounts Receivable. Effective, if at all, upon the earlier to occur of Closing or the commencement of the effectiveness of the applicable TBA, each of Citicasters and Regent Broadcasting hereby appoints American its agent for the purpose of collecting all Accounts Receivable relating to the Citicasters Stations and the Regent Stations, respectively, and American hereby appoints Citicasters and Regent Broadcasting its agent for the purpose of collecting all Accounts Receivable relating to the American Citicasters Stations and the American Regent Stations, respectively. Each party shall deliver to the other on or as soon as practicable after the earlier to occur of the applicable TBA Date or the Closing Date (but, in any event, within ten (10) days after such earlier date) a complete and detailed statement showing the name, amount and age of each Account Receivable of its Stations. Subject to and limited by the following, revenues relating to the Citicasters Accounts Receivable and the Regent Accounts Receivable will be for the account of Citicasters and Regent Broadcasting, respectively, and revenues relating to the American Accounts Receivable will be for the account of American. Each agent shall use the same collection procedures as it uses with respect to its own accounts receivable to collect the Accounts Receivable with respect to which it is acting as agent for a period of ninety (90) days after the applicable Cut-off Date (the "Collection Period"). Any payment received by any agent during the Collection Period from any customer with an account which is an Account Receivable with respect to which it is acting as agent shall first be applied in reduction of such Account Receivable, unless the customer indicates otherwise in writing. During the Collection Period, each agent shall furnish the other with a list of, and pay over to the other, the amounts collected with respect to the Accounts Receivable with respect to which it is acting as agent within five (5) days after the end of each month during the Collection Period. Each agent shall provide the other with a final accounting on or before the fifteenth (15th) day following the end of the Collection Period. Upon the request of either agent at and after such time, the parties shall meet to mutually and in good faith analyze any uncollected Accounts Receivable to determine if the same, in their reasonable business judgment, are deemed to be collectable and if the party which acted as agent with respect thereto desires to retain such Accounts Receivable in the interest of maintaining an advertising relationship. As to each such Accounts Receivable, the parties shall in good faith attempt to negotiate the value of such Accounts Receivable, which the purchasing party shall pay to the other if the purchasing party, in its sole discretion, chooses to retain such Accounts Receivable. Each party shall retain the right to collect any of its Accounts Receivable as to which the parties are unable to reach agreement as to such value, and each party agrees to turn over to the other any payments received against any such Accounts Receivable. None of the agents shall be obligated to use any extraordinary efforts to collect any of the Accounts Receivable assigned to it for collection hereunder or to refer any of such

Accounts Receivable to a collection agency or to any attorney for collection, and none of the agents shall make any such referral or compromise, nor settle or adjust the amount of any such Accounts Receivable, except with the approval of the party entitled to such Accounts Receivable. None of the agents shall incur any liability to any other party for any uncollected Accounts Receivable unless such agent shall have engaged in willful misconduct or gross negligence in the performance of its obligations set forth in this Section. During and after the Collection Period, without specific agreement with the agent with respect thereto to the contrary, none of the assigning parties nor its agents shall make any direct solicitation of the Accounts Receivable for collection purposes, except for Accounts Receivable retained by the assigning party after the Collection Period.



                                    ARTICLE 3

               REPRESENTATIONS AND WARRANTIES OF THE JACOR PARTIES

         The Jacor Parties, jointly and severally, represent and warrant to the American Parties as follows:

         3.1  Organization  and  Business;   Power  and  Authority;   Effect  of
Transaction.

         (a) Each of the Jacor Parties is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite corporate power and authority to own or hold under lease its properties and to conduct its business as now conducted.

         (b) Each of the Jacor Parties has all requisite corporate power and authority necessary to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed by it pursuant hereto or thereto or to consummate the Exchanges and the other Transactions; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of the Jacor Parties. This Agreement has been duly executed and delivered by the Jacor Parties and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchanges and the other Transactions when executed and delivered by a Jacor Party will constitute, legal, valid and binding obligations of such Jacor Parties, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and obligations of debtors generally and by general principles of equity.

         (c) Except as set forth in Section 3.1(c) of the Jacor Disclosure Schedule, neither the execution and delivery by the Jacor Parties of this Agreement or any Collateral Document executed or required to be executed by any of them pursuant hereto or thereto, nor the consummation by the Jacor Parties of the Exchanges and the other Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by the Jacor Parties:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Organic Document of any of the Jacor Parties or any Applicable Law on the part of any of the Jacor Parties, or subject to obtaining any required consents, will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any Jacor Material Agreement; or

                  (ii) will require any Jacor Party to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the FCC Consents, filings, if required, under the Hart-Scott-Rodino Act and Private Authorizations, the failure of which to be obtained or maintained would not, individually or in the aggregate, have an adverse effect on Jacor.

         (d) None of the Jacor Parties has any direct or indirect Subsidiaries or other Affiliates (other than a Jacor Party) which own or have any interest in any of the Jacor Stations or any of the Jacor Assets. The Jacor Stations constitute all of the radio stations which any Jacor Party or any of their Affiliates owns or operates or has the right to acquire or operate in the Kansas City, Missouri radio market.

         3.2      Financial and Other Information.

         (a) The Jacor Parties have heretofore furnished to American copies of the unaudited financial statements of the Jacor Stations for the years ended December 31, 1995 and 1996 (the "Jacor Financial Statements"). The Jacor Financial Statements have been prepared on a consistent basis throughout the periods covered thereby, and fairly present the financial condition, results of operations and cash flow of the Jacor Stations, as of the respective dates thereof and for the respective periods covered thereby.

         (b) Except solely for the obligations and liabilities to be assumed by the American Parties pursuant to the Jacor Assumable Agreements, there will, at the time of Closing, be no obligations or liabilities of any nature, whether accrued, absolute, contingent or otherwise, relating to the Jacor Parties, the Jacor Assets or the Jacor Stations which could, after the Closing, result in any form of transferee liability against either of the American Parties or subject any of the Jacor Assets or any of the Jacor Stations to any Lien or otherwise affect the full, free and unencumbered use of the Jacor Assets and the ownership and operation of the Jacor Stations by American.

         3.3 Material Statements and Omissions; Absence of Events. No representation or warranty made by the Jacor Parties contained in this Agreement, the Jacor Disclosure Schedule or any certificate, document or other instrument furnished or to be furnished by the Jacor Parties pursuant to the provisions hereof contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to make any statement contained herein or therein not misleading. None of the Jacor Parties is aware of any impending or contemplated Event that would cause any of the representations and warranties made by it in this Article not to be true, correct and complete on the date of such Event as if made on that date.

         3.4 Changes in Condition. Since December 31, 1996, except to the extent specifically described in Section 3.4 of the Jacor Disclosure Schedule, there has been no adverse change in the Jacor Assets or the Jacor Stations. There is no Event known to the Jacor Parties which adversely affects, or (so far as the Jacor Parties can now reasonably foresee) is likely to adversely affect, the Jacor Assets or the Jacor Stations, except (a) to the extent specifically described in Section 3.4 of the Jacor Disclosure Schedule and (b) for general business and economic conditions and matters affecting the radio broadcasting industry generally.

         3.5      Title to Properties; Leases.

         (a) Section 3.5(a) of the Jacor Disclosure Schedule lists all Real Property owned by any Jacor Party (the "Jacor Owned Real Property") and describes all Leases of Real Property (the "Jacor Leases") which is used or held for use in the operation of the Jacor Stations (the Jacor Owned Real Property and the real property subject to the Jacor Leases, being hereinafter collectively referred to as the "Jacor Real Property"). One of the Jacor Parties has (and American will upon Closing obtain) good and marketable title to the Jacor Owned Real Property and valid and subsisting leasehold interests in the Jacor Leases, in each case free and clear of all Liens, except (i) Permitted Liens and (ii) Liens set forth on Section 3.5(a) of the Jacor Disclosure Schedule (which Liens shall be released prior to Closing). One of the Jacor Parties has full legal and practical access to all of the Jacor Owned Real Property, and all easements, rights of way, and real property licenses relating thereto have been properly recorded in the appropriate public recording offices, except to the extent, if any, set forth in Section 3.5(a) of the Jacor
Disclosure Schedule. The Jacor Owned Real Property, together with the real property that is subject to the Jacor Leases, includes all the real property, easements, rights of way, and other real property interests necessary to conduct the business and operations of the Jacor Stations as they are now conducted. None of the buildings, structures, improvements or fixtures constructed on any Jacor Owned Real Property and real property that is subject to the Jacor Leases, including without limitation all towers, guy wires and guy anchors and ground radials, encroach upon adjoining real property, and all such buildings, structures, improvements and fixtures, are constructed and are operated and used in conformance in all material respects with all "set back" lines, easements, covenants, restrictions and all applicable building, fire, zoning, health and safety laws and codes, except to the extent, if any, set forth in Section 3.5(a) of the Jacor Disclosure Schedule. No utility lines serving such real property pass over the lands of a third party except where appropriate easements have been obtained or except as set forth in Section 3.5(a) of the Jacor Disclosure Schedule. All buildings, structures, towers, antennae, improvements and fixtures comprising the Jacor Owned Real Property or real property that is subject to the Jacor Leases are in good and technically sound operating condition, have no latent structural mechanical or other defects of material significance, are reasonably suited for the purposes for which they are being used and each has adequate rights of ingress and egress, utility service for water and sewer, telephone, electric and/or gas, and sanitary service for the conduct of the business and operations of the Jacor Stations as presently conducted, except to the extent, if any, set forth in Section 3.5(a) of the Jacor Disclosure Schedule. There is no pending or, to Jacor's knowledge, threatened condemnation or other legal proceeding or action of any kind relating to such real property and/or title thereto.

         Except as otherwise set forth in Section 3.5(a) of the Jacor Disclosure Schedule, each Jacor Lease included in the Jacor Real Property has been duly authorized, executed and delivered by one of the Jacor Parties and, to Jacor's knowledge, each of the other parties thereto, and is a legally valid and binding obligation of one of the Jacor Parties, and, to Jacor's knowledge, each of the other parties thereto, enforceable in accordance with its terms. One of the Jacor Parties enjoys peaceful and undisturbed possession under all Jacor Leases pursuant to which it will hold any Jacor Real Property. All of the Jacor Leases are valid and subsisting and in full force and effect; none of the Jacor Parties nor, to Jacor's knowledge, any other party thereto, is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any Jacor Lease.

         (b) Section 3.5(b) of the Jacor Disclosure Schedule contains a true, accurate and complete description of all material items of Jacor Personal Property. One of the Jacor Parties owns and has good and merchantable title to all of the Jacor Personal Property relating to the Jacor Stations (the "Jacor Personal Property"), in each case, free and clear of all Liens, except (i) Permitted Liens and (ii) Liens set forth on Section 3.5(b) of the Jacor Disclosure Schedule (which Liens shall be released prior to Closing). Except as set forth in Section 3.5(b) of the Jacor Disclosure Schedule, all of the Jacor Personal Property is in a state of good repair and maintenance and is in good operating condition, normal wear and tear excepted, has been maintained in a manner consistent with generally accepted standards of good engineering practice and currently permits the Jacor Stations to be operated in accordance with the terms and conditions of the Jacor FCC Licenses and all Applicable Laws.

         3.6 Compliance  with Private  Authorizations.  Section 3.6 of the Jacor
Disclosure   Schedule  sets  forth  a  true,  accurate  and  complete  list  and description of each Jacor Private Authorization which, individually or when taken together with other substantially similar Jacor Private Authorizations, is material to the Jacor Assets or the Jacor Stations, all of which are in full force and effect. There does not exist any breach or violation of, or in default in the performance, observance or fulfillment of, any Jacor Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any Jacor Private Authorization, except as set forth in Section 3.6 of the Jacor Disclosure Schedule. No Jacor Private Authorization is the subject of any pending or, to Jacor's knowledge, threatened attack, revocation or termination.

         3.7 Compliance with Governmental Authorizations and Applicable Law.

         (a) Section 3.7(a) of the Jacor Disclosure Schedule contains a description of:

                  (i) all Claims pending or, to Jacor's knowledge, threatened against any Jacor Party with respect to the business, operation or ownership of any of the Jacor Assets or any of the Jacor Stations, including without limitation all Claims which, individually or in the aggregate, are reasonably likely to result in the revocation or termination of any of the Jacor FCC Licenses or the imposition of any restriction of such a nature as would adversely affect the ownership or operations of any of the Jacor Stations; in particular, but without limiting the generality of the foregoing, there are no Claims pending or, to Jacor's knowledge, threatened (x) before the FCC relating to the business or operations of any of the Jacor Stations other than Claims which affect the radio broadcasting industry generally, or (y) before any Authority involving charges of illegal discrimination by any of the Jacor Stations under any federal or state employment Laws; and

                  (ii) each Governmental Authorization (including without limitation all FCC Licenses) required under Applicable Laws to own and operate the Jacor Stations, as currently conducted or proposed to be conducted on or prior to the Closing Date, all of which are in full force and effect (the "Jacor Governmental Authorizations").

Attached to the Jacor Disclosure Schedule are true, correct and complete copies of the Jacor Governmental Authorizations (including without limitation any and all amendments and other modifications thereto).

         (b) One of the Jacor Parties is the authorized legal holder of the FCC Licenses listed in Section 3.7(a) of the Jacor Disclosure Schedule, none of which is subject to any restriction or condition which would limit in any respect the operations of the Jacor Stations as currently conducted. The Jacor FCC Licenses are valid and in good standing, are in full force and effect and are not impaired in any respect by any act or omission of any Jacor Party or its officers, directors, employees or agents. The Jacor Stations are operating in accordance with the Jacor FCC Licenses, all underlying construction permits and the FCA. Except as disclosed in Section 3.7(b) of the Jacor Disclosure Schedule, no application, action or proceeding is pending for the renewal or modification of any Jacor FCC Licenses and, to Jacor's knowledge, there is not as of the date of this Agreement issued or outstanding any investigation or complaint against any Jacor Party at the FCC relating to any of the Jacor Stations. Except as disclosed in Section 3.7(b) of the Jacor Disclosure Schedule, as of the date of this Agreement, there is no proceeding pending at, or outstanding notice of violation from, the FCC relating to any of the Jacor Stations. All fees payable to Authorities pursuant to the Jacor Station FCC Licenses, including FCC annual regulatory fees, have been paid and no event has occurred which, individually or in the aggregate, and without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof or would have an adverse effect on any Jacor Party. Except (i) as set forth in Section 3.7(b) of the Jacor Disclosure Schedule and (ii) for such reports, forms and statements the failure of which to file would not, individually or in the aggregate, have an adverse effect on the Jacor Stations, all reports, forms and statements required to be filed by any Jacor Party with the FCC with respect to the Jacor Stations have been filed and are true, complete and accurate in all respects. To Jacor's knowledge, under the FCA, there are no facts that would disqualify it as the transferee of the control of the American Stations.

         The Jacor Governmental Authorizations comprise all Governmental Authorizations which are necessary for the lawful ownership or operation of the Jacor Assets or the lawful conduct of the business of the Jacor Stations as now conducted, except for Governmental Authorizations, the failure of which to obtain and maintain, would not, individually or in the aggregate, have any adverse effect on the Jacor Assets or Jacor Stations. No Jacor Governmental Authorization is the subject of any pending or, to Jacor's knowledge, threatened challenge or proceeding to revoke or terminate any Jacor Governmental
Authorization. To Jacor's knowledge, except as set forth in Section 3.7(b) of the Jacor Disclosure Schedule, no Jacor Party has any reason to believe that any Jacor Governmental Authorization would not be renewed in the name of one of the Jacor Parties by the granting Authority in the ordinary course.

         3.8 Intangible Assets. Section 3.8 of the Jacor Disclosure Schedule sets forth a true, accurate and complete description of all material Intangible Assets held or used by any Jacor Party

(other than the Jacor Governmental Authorizations and the Jacor Private Authorizations) relating to the ownership and operation of the Jacor Assets or the conduct of the business of the Jacor Stations (the "Jacor Intangible Assets"), including without limitation the nature of one of the Jacor Party's interest in each and the extent to which the same have been duly registered in the offices as indicated therein. One of the Jacor Parties owns or possesses or otherwise has the right to use the Jacor Intangible Assets.

         3.9 Related Transactions. No Jacor Party is a party or subject to any Contractual Obligation relating to the ownership and operation of the Jacor Assets or the conduct of the business of the Jacor Stations between any Jacor Party and any of their respective officers, directors, stockholders or employees or, to the knowledge of Jacor, any Affiliate of any thereof, including without limitation any Contractual Obligation providing for the furnishing of services to or by, providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any such Person, other than (i) the Jacor Employee Plans or Jacor Material Agreements constituting employment agreements,
(ii) Contracts between any of the Jacor Parties and its officers, directors, stockholders or employees which will not be part of the Jacor Assets and will constitute Jacor Excluded Assets and Jacor Nonassumed Obligations, and (iii) a management agreement between Regent Broadcasting and Regent Licensee.

         3.10 Tax Matters. Each of the Jacor Parties has in respect of the Jacor Assets and the Jacor Stations filed all material Tax Returns which are required to be filed, and has paid, or made adequate provision for the payment of, all Taxes which have or may become due and payable pursuant to said Tax Returns and all other governmental charges and assessments received to date other than those Taxes being contested in good faith. There are no unpaid Taxes which are due and payable, or alleged to be due and payable by any Taxing Authority, the non-payment of which is or could become a Lien on any of the Jacor Assets or any of the Jacor Stations or result in any transferee liability against any of the Jacor Parties. All Taxes in respect of the Jacor Assets and the Jacor Stations which any Jacor Party is required by law to withhold and collect have, to Jacor's knowledge, been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable.

         3.11     Employee Benefit Plans; Jacor Station Employees..

         (a) Section 3.11(a) of the Jacor Disclosure Schedule contains a true, accurate and complete list (and brief description) as of the date of this Agreement of all employee benefit plans which are applicable to the Jacor Station Employees ("Jacor Employee Plans"). Neither any Jacor Party nor its Affiliates maintains any other employee benefit plan, as that term is defined in
Section 3 of ERISA, applicable to the Jacor Station Employees.

         (b) Section 3.11(b) of the Jacor Disclosure Schedule contains a true, accurate and complete list of all persons employed by any Jacor Party in the ownership or operation of any of the Jacor Assets or the conduct of the business of any of the Jacor Stations (the "Jacor Station Employees"), together with each such employee's date of hire, the title or capacity in which such person is employed, and a description of material compensation arrangements (other than any Jacor Employee Plans).

         (c) No Jacor Party has received any notice that, and no Jacor Party is aware of, any Jacor Station Employee who shall or is likely to terminate his or her employment relationship with the Jacor Stations upon the execution of this Agreement or after the Closing, except as set forth in Section 3.11(c) of the Jacor Disclosure Schedule.

         (d) Except as described in Section 3.11(d) of the Jacor Disclosure Schedule, with respect to the Jacor Stations, (i) none of the Jacor Station Employees is now or, to Jacor's knowledge, has been represented by any labor union or other employee collective bargaining organization, and no Jacor Party is or has been a party to any labor or other collective bargaining agreement with respect to any Jacor Station Employee, (ii) there are no pending grievances, disputes or controversies with any union or any other employee or collective bargaining organization of such employees, or threats of strikes, work stoppages or slowdowns or any pending demands for collective bargaining by any such union or other organization, and (iii) no Jacor Party nor any of such employees is now or, to Jacor's knowledge, has been subject to, involved in or threatened with, any union elections, petitions therefore or other organizational or recruiting activities, in each case with respect to any Jacor Station Employee.

         (e) Except as disclosed in Section 3.11(e) of the Jacor Disclosure Schedule, each of the Jacor Parties have complied in all material respects with all laws relating to the employment of labor, including, without limitation, ERISA and those laws relating to wages, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and payment and withholding of taxes.

         3.12  Material  Agreements.   Listed  on  Section  3.12  of  the  Jacor
Disclosure Schedule are all Material Agreements relating to the ownership or operation of the Jacor Assets or the conduct of the business of the Jacor Stations or to which any Jacor Party is a party or to which it is bound or to which any of the Jacor Assets is or will, as of such time, be subject (the "Jacor Material Agreements"). True, accurate and complete copies of each of such Material Agreements have been made available by the Jacor Parties to American and the Jacor Parties have provided American with photocopies of all such Material Agreements requested by American (or true, accurate and complete descriptions thereof have been set forth in Section 3.12 of the Jacor Disclosure Schedule, if any such Material Agreements are oral). All of the Jacor Material Agreements relating to the Jacor Stations are valid, binding and legally enforceable obligations of one of the Jacor Parties, and, in all cases, to Jacor's knowledge, all other parties thereto, and one of the Jacor Parties is validly and lawfully conducting the business of the Jacor Stations and owning and operating the Jacor Assets under each of the Jacor Material Agreements. Each of the Jacor Parties has duly complied with all of the terms and conditions of each Jacor Material Agreement and none has done or performed, or failed to do or perform (and, to Jacor's knowledge, there is no pending or threatened Claim that any Jacor Party has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) any of the Jacor Material Agreements or impair the rights or benefits, or increase the costs, of any Jacor Party under any of Jacor Material Agreement. No Jacor Party has expressly granted any waivers or forbearance under any Jacor Material Agreement and, to Jacor's knowledge, no third party is in material default in the performance of any of its obligations under any Jacor Material Agreement. Except for those consents or approvals listed in Section 3.12 of the Jacor

Disclosure Schedule, no consents or approvals of any third party are necessary to permit the assignment by the Jacor Parties of the Jacor Material Agreements to American and such assignment will not affect the validity or enforceability of any Jacor Material Agreement or cause any material change in the substantive terms of any of them.

         3.13 Ordinary Course of Business. Each of the Jacor Parties, from the later of December 31, 1996 or the acquisition of the applicable Jacor Assets and Jacor Stations to the date hereof, except (i) as may be described on Section
3.13 of the Jacor Disclosure Schedule, or (ii) as may be required or expressly contemplated by the terms of this Agreement, with respect to the Jacor Assets and the Jacor Stations, has operated its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with prior practice and

                  (a) has not sold or otherwise disposed of or contracted to sell or otherwise dispose of any of the Jacor Assets;

                  (b) other than in the ordinary course of business, consistent with prior practice:

                           (i) has not made or committed  to make any  additions
                  to its property or any purchases of equipment, except for normal maintenance and replacements; and

                           (ii) has not increased the compensation payable or to
                  become payable to any of its employees other than in the ordinary course of business or otherwise altered, modified or changed the terms of their employment;

                  (c) has not suffered any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority; and

                  (d) has not experienced any work stoppage.

         3.14 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Exchanges or the subject matter of any other Transaction in the capacity of broker, agent or finder or in any similar capacity on behalf of any Jacor Party.

         3.15 Environmental Matters. Except as set forth in Section 3.15 of the Jacor Disclosure Schedule, solely with respect to the Jacor Assets and the Jacor Real Property, no Jacor Party:

                  (a) has been notified in writing that it is potentially liable under, has received any written request for information or other correspondence concerning its potential liability with respect to any site or facility under, or is a "potentially responsible party" under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation Recovery Act, as amended, or any similar state law;

                  (b)  has  entered  into  or  received   any  consent   decree,
         compliance order or administrative order issued pursuant to any Environmental Law;

                  (c) is a party in interest or in default under any judgment, order, writ, injunction or decree of any final order issued pursuant to any Environmental Law;

                  (d) is, to Jacor's knowledge, not in substantial compliance with all Environmental Laws, has, to Jacor's knowledge, not obtained all Environmental Permits required under Environmental Laws, and is the subject of or, to Jacor's knowledge, threatened with any Legal Action involving a demand for damages or other potential liability including any Lien with respect to violations or breaches of any Environmental Law;

                  (e) has any knowledge of any past or present Event which, individually or in the aggregate, will interfere with or prevent continued compliance with all Environmental Laws, or which, individually or in the aggregate, will form the basis of any Claim for the release or threatened release into the environment, of any Hazardous Material;

                  (f) has any knowledge that any Hazardous Material is or has been located at, on, in or under, or has been released or transported from, the Jacor Assets or the Jacor Real Property in such manner so as to require remediation, removal or cleanup or other liability or claim under, any Environmental Laws; and

                  (g) has any knowledge that any underground storage tank is or has been located at, on, in, or under the Jacor Real Property, or that any friable asbestos containing material or Polychlorinated biphenyl containing electrical equipment (other than non-leaking, unitlity-owned transformers) are located thereon.

         Notwithstanding anything to the contrary contained in this Agreement, none of the Jacor Parties makes any representation or warranty with respect to its compliance with Environmental Laws or environmental matters generally, except as specifically set forth in this Section.

         3.16 Trade or Barter. Section 3.16 of the Jacor Disclosure Schedule sets forth a true, complete and accurate description (including obligations and liabilities remaining thereunder) of all Jacor Trade Agreements that individually involve or may involve, valued in accordance with GAAP, more than $500 in obligations remaining thereunder as of the date of this Agreement in money, property or services or a remaining term in excess of two months.


                                    ARTICLE 4

             REPRESENTATIONS AND WARRANTIES OF THE AMERICAN PARTIES

         The American Parties, jointly and severally, represent and warrant to the Jacor Parties as follows:

         4.1  Organization  and  Business;   Power  and  Authority;   Effect  of
Transaction.

         (a) Each of the American Parties is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite corporate power and authority to own or hold under lease its properties and to conduct its business as now conducted.

         (b) Each of the American Parties has all requisite corporate power and authority necessary to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Document executed or required to be executed by it pursuant hereto or thereto or to consummate the Exchanges and the other Transactions; and the execution, delivery and performance of this Agreement and each Collateral Document executed or required to be executed pursuant hereto or thereto have been duly authorized by all requisite corporate or other action on the part of the American Parties. This Agreement has been duly executed and delivered by the American Parties and constitutes, and each Collateral Document executed or required to be executed pursuant hereto or thereto or to consummate the Exchanges and the other Transactions when executed and delivered by an American Party will constitute, legal, valid and binding obligations of such American Parties, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency and similar laws affecting the rights and remedies of creditors and obligations of debtors generally and by general principles of equity.

         (c) Except as set forth in Section 4.1(c) of the American Disclosure Schedule, neither the execution and delivery by the American Parties of this Agreement or any Collateral Document executed or required to be executed by either of them pursuant hereto or thereto, nor the consummation by the American Parties of the Exchanges and the other Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by the American Parties:

                  (i) will conflict with, or result in a breach or violation of, or constitute a default under, any Organic Document of either of the American Parties or any Applicable Law on the part of either of the American Parties, or subject to obtaining any required consents, will conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving of notice or passage of time or both would constitute such a conflict with, breach or violation of, or default under, or permit any such acceleration in, any American Material Agreement; or

                  (ii) will require either American Party to make or obtain any Governmental Authorization, Governmental Filing or Private Authorization, except for the FCC Consents, filings, if required, under the Hart-Scott-Rodino Act and Private Authorizations, the failure of which to be obtained or maintained would not, individually or in the aggregate, have an adverse effect on American.

         (d) Neither of the American Parties has any direct or indirect Subsidiaries or other Affiliates (other than an American Party) which own or have any interest in any of the American Stations or any of the American Assets. American owns all of the outstanding capital stock of American License, all of which stock is duly authorized, validly issued, fully paid and nonassessable. The American Stations constitute all of the radio stations which either American Party or any of their Affiliates owns or operates or has the right to acquire or operate in the Dayton, Ohio radio market.

         4.2      Financial and Other Information.

         (a) American has heretofore furnished to one of the Jacor Parties copies of the unaudited financial statements of the American Stations for the years ended December 31, 1995 and 1996 (the "American Financial Statements"). The American Financial Statements have been prepared on a consistent basis throughout the periods covered thereby, and fairly present the financial condition, results of operations and cash flow of the American Stations, as of the respective dates thereof and for the respective periods covered thereby.

         (b) Except solely for the obligations and liabilities to be assumed by the one of the Jacor Parties pursuant to the American Assumable Agreements, there will, at the time of Closing, be no obligations or liabilities of any nature, whether accrued, absolute, contingent or otherwise, relating to the American Parties, the American Assets or the American Stations which could, after the Closing, result in any form of transferee liability against any of the Jacor Parties or subject any of the American Assets or any of the American Stations to any Lien or otherwise affect the full, free and unencumbered use of the American Assets and the ownership and operation of the American Stations by one of the Jacor Parties.

         4.3 Material Statements and Omissions; Absence of Events. No representation or warranty made by the American Parties contained in this Agreement, the American Disclosure Schedule or any certificate, document or other instrument furnished or to be furnished by the American Parties pursuant to the provisions hereof contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to make any statement contained herein or therein not misleading. Neither American nor American License is aware of any impending or contemplated Event that would cause any of the representations and warranties made by it in this Article not to be true, correct and complete on the date of such Event as if made on that date.

         4.4 Changes in Condition. Since December 31, 1996, except to the extent specifically described in Section 4.4 of the American Disclosure Schedule, there has been no adverse change in the American Assets or the American Stations. There is no Event known to the American Parties which adversely affects, or (so far as the American Parties can now reasonably foresee) is likely to adversely affect, the American Assets or the American Stations, except (a) to the extent specifically described in Section 4.4 of the American Disclosure Schedule and
(b) for general business and economic conditions and matters affecting the radio broadcasting industry generally.

         4.5      Title to Properties; Leases.

         (a) Section 4.5(a) of the American Disclosure Schedule lists all Real Property owned by either American Party (the "American Owned Real Property") and describes all Leases of Real Property (the "American Leases") which is used or held for use in the operation of the American Stations (the American Owned Real Property and the real property subject to the American Leases, being hereinafter collectively referred to as the "American Real Property"). American has (and one of the Jacor Parties will upon Closing obtain) good and marketable title to the American Owned Real Property and valid and subsisting leasehold interests in the American Leases, in each case free and clear of all Liens, except (i) Permitted Liens and (ii) Liens set forth on Section 4.5(a) of the

American Disclosure Schedule (which Liens shall be released prior to Closing). American has full legal and practical access to all of the American Owned Real Property, and all easements, rights of way, and real property licenses relating thereto have been properly recorded in the appropriate public recording offices, except to the extent, if any, set forth in Section 4.5(a) of the American Disclosure Schedule. The American Owned Real Property, together with the real property that is subject to the American Leases, includes all the real property, easements, rights of way, and other real property interests necessary to conduct the business and operations of the American Stations as they are now conducted. None of the buildings, structures, improvements or fixtures constructed on any American Owned Real Property and real property that is subject to the American Leases, including without limitation all towers, guy wires and guy anchors and ground radials, encroach upon adjoining real property, and all such buildings, structures, improvements and fixtures, are constructed and are operated and used in conformance in all material respects with all "set back" lines, easements, covenants, restrictions and all applicable building, fire, zoning, health and safety laws and codes, except to the extent, if any, set forth in Section 4.5(a) of the American Disclosure Schedule. No utility lines serving such real property pass over the lands of a third party except where appropriate easements have been obtained or except as set forth in Section 4.5(a) of the American Disclosure Schedule. All buildings, structures, towers, antennae, improvements and fixtures comprising the American Owned Real Property or real property that is subject to the American Leases are in good and technically sound operating condition, have no latent structural mechanical or other defects of material significance, are reasonably suited for the purposes for which they are being used and each has adequate rights of ingress and egress, utility service for water and sewer, telephone, electric and/or gas, and sanitary service for the conduct of the business and operations of the American Stations as presently conducted, except to the extent, if any, set forth in Section 4.5(a) of the American Disclosure Schedule. There is no pending or, to American's knowledge, threatened condemnation or other legal proceeding or action of any kind relating to such real property and/or title thereto.

         Except as otherwise set forth in Section 4.5(a) of the American Disclosure Schedule, each American Lease included in the American Real Property has been duly authorized, executed and delivered by American and, to American's knowledge, each of the other parties thereto, and is a legally valid and binding obligation of American, and, to American's knowledge, each of the other parties thereto, enforceable in accordance with its terms. American enjoys peaceful and undisturbed possession under all American Leases pursuant to which it will hold any American Real Property. All of the American Leases are valid and subsisting and in full force and effect; neither of the American Parties nor, to American's knowledge, any other party thereto is in default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any American Lease.

         (b) Section 4.5(b) of the American Disclosure Schedule contains a true, accurate and complete description of all material items of American Personal Property. American owns and has good and merchantable title to all of the American Personal Property relating to the American Stations (the "American Personal Property"), in each case, free and clear of all Liens, except (i) Permitted Liens and (ii) Liens set forth on Section 4.5(b) of the American Disclosure Schedule (which Liens shall be released prior to Closing). Except as set forth in Section 4.5(b) of the American Disclosure Schedule, all of the American Personal Property is in a state of good repair and maintenance and is in good operating condition, normal wear and tear excepted, has been maintained in a manner consistent with generally accepted standards of good engineering practice and currently permits the American Stations to be operated in accordance with the terms and conditions of the American FCC Licenses and all Applicable Laws.

         4.6 Compliance with Private Authorizations. Section 4.6 of the American Disclosure Schedule sets forth a true, accurate and complete list and description of each American Private Authorization which, individually or when taken together with other substantially similar American Private Authorizations, is material to the American Assets or the American Stations, all of which are in full force and effect. There does not exist any breach or violation of, or in default in the performance, observance or fulfillment of, any American Private Authorization, and no Event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any American Private Authorization, except as set forth in Section 4.6 of the American Disclosure Schedule. No such Private Authorization is the subject of any pending or, to American's knowledge, threatened attack, revocation or termination.

         4.7 Compliance with Governmental Authorizations and Applicable Law.

         (a) Section 4.7(a) of the American Disclosure Schedule contains a description of:

                  (i) all Claims pending or, to American's knowledge, threatened against either American Party with respect to the business, operation or ownership of any of the American Assets or any of the American Stations, including without limitation all Claims which, individually or in the aggregate, are reasonably likely to result in the revocation or termination of any of the American FCC Licenses or the imposition of any restriction of such a nature as would adversely affect the ownership or operations of any of the American Stations; in particular, but without limiting the generality of the foregoing, there are no Claims pending or, to American's knowledge, threatened (x) before the FCC relating to the business or operations of any of the American Stations other than Claims which affect the radio broadcasting industry generally, or (y) before any Authority involving charges of illegal discrimination by any of the American Stations under any federal or state employment Laws; and

                  (ii) each Governmental Authorization (including without limitation all FCC Licenses) required under Applicable Laws to own and operate the American Stations, as currently conducted or proposed to be conducted on or prior to the Closing Date, all of which are in full force and effect (the "American Governmental Authorizations").

Attached to the American Disclosure Schedule are true, correct and complete copies of the American Governmental Authorizations (including without limitation any and all amendments and other modifications thereto).

         (b) American License is the authorized legal holder of the FCC Licenses listed in Section 4.7(a) of the American Disclosure Schedule, none of which is subject to any restriction or condition which would limit in any respect the operations of the American Stations as currently conducted. The American FCC Licenses are valid and in good standing, are in full force and effect and are not impaired in any respect by any act or omission of either American Party or its officers, directors, employees or agents. The American Stations are operating in accordance with the American FCC Licenses, all underlying construction permits and the FCA. Except as disclosed in Section 4.7(b) of the American Disclosure Schedule, no application, action or proceeding is pending for the renewal or modification of any American FCC Licenses and, to American's knowledge, there is not as of the date of this Agreement issued or outstanding any investigation or complaint against either American Party at the FCC relating to any of the American Stations. Except as disclosed in Section 4.7(b) of the American Disclosure Schedule, as of the date of this Agreement, there is no proceeding pending at, or outstanding notice of violation from, the FCC relating to any of the American Stations. All fees payable to Authorities pursuant to the American Station FCC Licenses, including FCC annual regulatory fees, have been paid and no event has occurred which, individually or in the aggregate, and without the giving of notice or the lapse of time or both, would constitute grounds for revocation thereof or would have an adverse effect on either American Party. Except (i) as set forth in Section 4.7(b) of the American Disclosure Schedule and (ii) for such reports, forms and statements the failure of which to file would not, individually or in the aggregate, have an adverse effect on the American Stations, all reports, forms and statements required to be filed by either American Party with the FCC with respect to the American Stations have been filed and are true, complete and accurate in all respects. To American's knowledge, under the FCA, there are no facts that would disqualify it as the transferee of the control of the Jacor Stations.

         The American Governmental Authorizations comprise all Governmental Authorizations which are necessary for the lawful ownership or operation of the American Assets or the lawful conduct of the business of the American Stations as now conducted, except for Governmental Authorizations, the failure of which to obtain and maintain, would not, individually or in the aggregate, have any adverse effect on the American Assets or American Stations. No American Governmental Authorization is the subject of any pending or, to American's knowledge, threatened challenge or proceeding to revoke or terminate any American Governmental Authorization. To American's knowledge, except as set forth in Section 4.7(b) of the American Disclosure Schedule, American has no reason to believe that any American Governmental Authorization would not be renewed in the name of American License by the granting Authority in the ordinary course.

         4.8 Intangible Assets. Section 4.8 of the American Disclosure Schedule sets forth a true, accurate and complete description of all material Intangible Assets held or used by either American Party (other than the American Governmental Authorizations and the American Private Authorizations) relating to the ownership and operation of the American Assets or the conduct of the business of the American Stations (the "American Intangible Assets"), including without limitation the nature of one of the American Party's interest in each and the extent to which the same have been duly registered in the offices as indicated therein. One of the American Parties owns or possesses or otherwise has the right to use the American Intangible Assets.

         4.9 Related Transactions. Neither American Party is a party or subject to any Contractual Obligation relating to the ownership and operation of the American Assets or the conduct of the business of the American Stations between either American Party and any of their respective officers, directors, stockholders or employees or, to the knowledge of American, any Affiliate of any thereof, including without limitation any Contractual Obligation providing for the furnishing of services to or by, providing for rental of property, real, personal or mixed, to or from, or providing for the lending or borrowing of money to or from or otherwise requiring payments to or from, any such Person, other than (i) the American Employee Plans or American Material Agreements constituting employment agreements, (ii) Contracts between either American Party and its officers, directors, stockholders or employees which will not be part of the American Assets and will constitute American Excluded Assets and American Nonassumed Obligations, and (iii) a management agreement between American and American License.

         4.10 Tax Matters. Each of the American Parties has in respect of the American Assets and the American Stations filed all material Tax Returns which are required to be filed, and has paid, or made adequate provision for the payment of, all Taxes which have or may become due and payable pursuant to said Tax Returns and all other governmental charges and assessments received to date other than those Taxes being contested in good faith. There are no unpaid Taxes which are due and payable, or alleged to be due and payable by any Taxing Authority, the non-payment of which is or could become a Lien on any of the American Assets or any of the American Stations or result in any transferee liability against any of the Jacor Parties. All Taxes in respect of the American Assets and the American Stations which either American Party is required by law to withhold and collect have, to American's knowledge, been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable.

         4.11     Employee Benefit Plans; American Station Employees..

         (a) Section 4.11(a) of the American Disclosure Schedule contains a true, accurate and complete list (and brief description) as of the date of this Agreement of all employee benefit plans which are applicable to the American Station Employees ("American Employee Plans"). Neither either American Party nor its Affiliates maintains any other employee benefit plan, as that term is defined in Section 3 of ERISA, applicable to the American Station Employees.

         (b) Section 4.11(b) of the American Disclosure Schedule contains a true, accurate and complete list of all persons employed by either American Party in the ownership or operation of any of the American Assets or the conduct of the business of any of the American Stations (the "American Station Employees"), together with each such employee's date of hire, the title or capacity in which such person is employed, and a description of material compensation arrangements (other than any American Employee Plans).

         (c) Neither American Party has received any notice that, and neither American Party is aware of, any American Station Employee who shall or is likely to terminate his or her employment relationship with the American Stations upon the execution of this Agreement or after the Closing, except as set forth in
Section 4.11(c) of the American Disclosure Schedule.

         (d) Except as described in Section 4.11(d) of the American Disclosure Schedule, with respect to the American Stations, (i) none of the American Station Employees is now or, to American's knowledge, has been represented by any labor union or other employee collective bargaining organization, and neither American Party is or has been a party to any labor or other collective bargaining agreement with respect to any American Station Employee, (ii) there are no pending grievances, disputes or controversies with any union or any other employee or collective bargaining organization of such employees, or threats of strikes, work stoppages or slowdowns or any pending demands for collective bargaining by any such union or other organization, and (iii) neither American Party nor any of such employees is now or, to American's knowledge, has been subject to, involved in or threatened with, any union elections, petitions therefore or other organizational or recruiting activities, in each case with respect to any American Station Employee.

         (e) Except as disclosed in Section 4.11(e) of the American Disclosure Schedule, each of the American Parties have complied in all material respects with all laws relating to the employment of labor, including, without limitation, ERISA and those laws relating to wages, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and payment and withholding of taxes.

         4.12 Material Agreements. Listed on Section 4.12 of the American Disclosure Schedule are all Material Agreements relating to the ownership or operation of the American Assets or the conduct of the business of the American Stations or to which either American Party is a party or to which it is bound or to which any of the American Assets is or will, as of such time, be subject (the "American Material Agreements"). True, accurate and complete copies of each of such Material Agreements have been made available by American to one of the
Jacor  Parties  and  American  has  provided  one  of  the  Jacor  Parties  with photocopies of all such Material Agreements requested by one of the Jacor Parties (or true, accurate and complete descriptions thereof have been set forth in Section 4.12 of the American Disclosure Schedule, if any such Material Agreements are oral). All of the American Material Agreements relating to the American Stations are valid, binding and legally enforceable obligations of one of the American Parties, and, in all cases, to American's knowledge, all other parties thereto, and one of the American Parties is validly and lawfully conducting the business of the American Stations and owning and operating the American Assets under each of the American Material Agreements. Each of the American Parties has duly complied with all of the terms and conditions of each American Material Agreement and neither has done or performed, or failed to do or perform (and, to American's knowledge, there is no pending or threatened
Claim that either American Party has not so complied, done and performed or failed to do and perform) any act which would invalidate or provide grounds for the other party thereto to terminate (with or without notice, passage of time or both) any of the American Material Agreements or impair the rights or benefits, or increase the costs, of either American Party under any of American Material Agreement. Neither American Party has expressly granted any waivers or forbearance under any American Material Agreement and, to American's knowledge, no third party is in material default in the performance of any of its obligations under any American Material Agreement. Except for those consents or approvals listed in Section 4.12 of the American Disclosure Schedule, no consents or approvals of any third party are necessary to permit the assignment by the American Parties of the American Material Agreements to one of the Jacor Parties and such assignment will not affect the validity or enforceability of any American Material Agreement or cause any material change in the substantive terms of any of them.

         4.13 Ordinary Course of Business. Each of the American Parties, from the later of December 31, 1996 or the acquisition of the applicable American Assets and American Stations to the date hereof, except (i) as may be described on Section 4.13 of the American Disclosure Schedule, or (ii) as may be required or expressly contemplated by the terms of this Agreement, with respect to the American Assets and the American Stations, has operated its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with prior practice and

                  (a) has not sold or otherwise disposed of or contracted to sell or otherwise dispose of any of the American Assets;

                  (b) other than in the ordinary course of business, consistent with prior practice:

                           (i) has not made or committed  to make any  additions
                  to its property or any purchases of equipment, except for normal maintenance and replacements; and

                           (ii) has not increased the compensation payable or to
                  become payable to any of its employees other than in the ordinary course of business or otherwise altered, modified or changed the terms of their employment;

                  (c) has not suffered any material damage, destruction or loss (whether or not covered by insurance) or any acquisition or taking of property by any Authority; and

                  (d) has not experienced any work stoppage.

         4.14 Broker or Finder. No Person assisted in or brought about the negotiation of this Agreement, the Exchanges or the subject matter of any other Transaction in the capacity of broker, agent or finder or in any similar capacity on behalf of either American Party.

         4.15 Environmental Matters. Except as set forth in Section 4.15 of the American Disclosure Schedule, solely with respect to the American Assets and the American Real Property, neither American Party:

                  (a) has been notified in writing that it is potentially liable under, has received any written request for information or other correspondence concerning its potential liability with respect to any site or facility under, or is a "potentially responsible party" under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation Recovery Act, as amended, or any similar state law;

                  (b)  has  entered  into  or  received   any  consent   decree,
         compliance order or administrative order issued pursuant to any Environmental Law;

                  (c) is a party in interest or in default under any judgment, order, writ, injunction or decree of any final order issued pursuant to any Environmental Law;

                  (d) is, to American's knowledge, not in substantial compliance with all Environmental Laws, has, to American's knowledge, not obtained all Environmental Permits required under Environmental Laws, and is the subject of or, to American's knowledge, threatened with any Legal Action involving a demand for damages or other potential liability including any Lien with respect to violations or breaches of any Environmental Law;

                  (e) has any knowledge of any past or present Event which, individually or in the aggregate, will interfere with or prevent continued compliance with all Environmental Laws, or which, individually or in the aggregate, will form the basis of any Claim for the release or threatened release into the environment, of any Hazardous Material;

                  (f) has any knowledge that any Hazardous Material is or has been located at, on, in or under, or has been released or transported from, the American Assets or the American Real Property in such manner so as to require remediation, removal or cleanup or other liability or claim under, any Environmental Laws; and

                  (g) has any knowledge that any underground storage tank is or has been located at, on, in, or under the American Real Property, or that any friable asbestos containing material or Polychlorinated biphenyl containing electrical equipment (other than non-leaking, unitlity-owned transformers) are located thereon.

         Notwithstanding anything to the contrary contained in this Agreement, neither American Party make any representation or warranty with respect to its compliance with Environmental Laws or environmental matters generally, except as specifically set forth in this Section.

         4.16 Trade or Barter. Section 4.16 of the American Disclosure Schedule sets forth a true, complete and accurate description (including obligations and liabilities remaining thereunder) of all American Trade Agreements that individually involve or may involve, valued in accordance with GAAP, more than $500 in obligations remaining thereunder as of the date of this Agreement in money, property or services or a remaining term in excess of two months.


                                    ARTICLE 5

                                    COVENANTS

         5.1      Access to Information; Confidentiality.

         (a) Each party shall afford to the other party and its accountants, counsel, financial advisors and other representatives (the "Representatives") full access during normal business hours throughout the period prior to the Closing Date to all of its (and its Subsidiaries') properties, books, contracts, commitments and records (including without limitation Tax Returns) relating to the Assets and the Stations and, during such period, shall furnish promptly upon request (i) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of any Applicable Law (including without limitation the FCA) or filed by it or any of its Subsidiaries with any Authority in connection with either of the Exchanges and the other Transactions or any other report, schedule or documents which may have a material effect on the businesses, operations, properties, prospects, personnel, condition, (financial or other), or results of operations of their respective Assets or Stations, (ii) to the extent not provided for pursuant to the preceding clause, all financial records, ledgers, work papers and other sources of financial information possessed or controlled by (x) any Jacor Party or its accountants deemed by American or its Representatives necessary or useful for the purpose of performing an audit of the business of the Jacor Stations and certifying financial statements and financial information pursuant to the provisions of Section 6.2(d), and (y) American or its accountants deemed by any Jacor Party or its Representatives necessary or useful for the purpose of performing an audit of the business of the American Stations and certifying financial statements and financial information pursuant to the provisions of
Section 6.3(d), and (iii) such other information concerning any of the foregoing as American or any Jacor Party shall reasonably request. All non-public information furnished pursuant to the provisions of this Agreement, including without limitation this Section, will be kept confidential and shall not, without the prior written consent of the party disclosing such information, be disclosed by the other party in any manner whatsoever, in whole or in part, and, except as required by Applicable Law (including without limitation in connection with any registration statement or similar document filed pursuant to any federal or state securities Law) shall not be used for any purposes, other than in connection with the Exchanges and the other Transactions. Except as otherwise herein provided, each party agrees to reveal such information only to those of its Representatives or other Persons who need to know such the information for the purpose of evaluating and consummating the Exchanges and the other Transactions who are informed of the confidential nature of such information. From and after the Closing, each of the parties shall not, without the prior written consent of the other party, disclose any information remaining in its possession with respect to the Assets and Stations conveyed by it pursuant to the Exchanges and no such information shall be used for any purposes, other than in connection with the Exchanges and the other Transactions or to the extent required by Applicable Law.

         (b) Notwithstanding the provisions of Section 5.1(a), each party may disclose such information as it may reasonably determine to be necessary in connection with seeking all Governmental and Private Authorizations or that is required by Applicable Law to be disclosed, including without limitation in any registration statement or other document required to be filed under any federal or state securities Law. In the event that this Agreement is terminated in accordance with its terms, each party shall promptly redeliver all non-public written material provided pursuant to this Section or any other provision of this Agreement or otherwise in connection with the Exchanges and the other Transactions and shall not retain any copies, extracts or other reproductions in whole or in part of such written material other than one copy thereof which shall be delivered to independent counsel for such party.

         (c) No investigation pursuant to this Section or otherwise shall affect any representation or warranty in this Agreement of either party or any condition to the obligations of the parties hereto.

         5.2      Agreement to Cooperate.

         (a) Each of the parties  hereto shall use reasonable  business  efforts
(x) to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Exchanges and make effective the other Transactions, and (y) to refrain from taking, or cause to be taken, any action and to refrain from doing or causing to be done, any thing which could impede or impair the consummation of the Exchanges or the making effective of the other Transactions, including, in all cases, without limitation using its reasonable business efforts (i) to prepare and file with the applicable Authorities as promptly as practicable after the execution of this Agreement all requisite applications and amendments thereto, together with related information, data and exhibits, necessary to request issuance of orders approving the

Exchanges and the other Transactions by all such applicable Authorities, each of which must be obtained or become Final Orders in order to satisfy the condition applicable to it set forth in Section 6.1(c), (ii) to obtain all necessary or appropriate waivers, consents and approvals, (iii) to effect all necessary registrations, filings and submissions (including without limitation, if required, filings within twenty (20) business days of the date of this Agreement under the Hart-Scott-Rodino Act and all filings necessary for the American
Parties and the Jacor Parties to own and operate the Jacor Stations and the American Stations, respectively), (iv) to lift any injunction or other legal bar to the Exchanges or any of the other Transactions (and, in such case, to proceed with the Exchanges and the other Transactions as expeditiously as possible), and
(v) to obtain the satisfaction of the conditions specified in Article 6, including without limitation the truth and correctness as of the Closing Date as if made on and as of the Closing Date of the representations and warranties of such party and the performance and satisfaction as of the Closing Date of all agreements and conditions to be performed or satisfied by such party. Without limiting the generality of the foregoing, the parties acknowledge and agree that the assignment of the FCC Licenses as contemplated by this Agreement is subject to the prior consent and approval of the FCC. Within ten (10) business days following the execution of this Agreement, the American Parties and the Jacor Parties shall file with the FCC appropriate applications for FCC Consents. The parties shall prosecute said applications with all reasonable diligence and otherwise use reasonable business efforts to obtain the grant of FCC Consents to such applications as expeditiously as practicable. If the FCC Consents, or any of them, imposes any condition on either party hereto, such party shall use reasonable business efforts to comply with such condition unless compliance would have a material adverse effect upon it. If reconsideration or judicial review is sought with respect to any FCC Consent, the American Parties and the Jacor Parties shall oppose such efforts to obtain reconsideration or judicial review (but nothing herein shall be construed to limit any party's right to terminate this Agreement pursuant to the provisions of Section 7.1). Notwithstanding anything in this Agreement to the contrary, the Exchanges are expressly conditioned upon the grant of the Final Order as to the FCC Consents for the assignment of the FCC Licenses for the Stations without any condition which would have a materially adverse effect upon the party acquiring such Stations.

         (b) The parties shall cooperate with one another in the preparation of all Returns, questionnaires, applications or other documents regarding any Taxes or transfer, recording, registration or other fees which become payable in connection with the Exchanges and the other Transactions that are required to be filed on or before the Closing Date.

         (c) Each of the Jacor Parties shall cooperate and use its reasonable business efforts to cause its independent accountants to reasonably cooperate with American, and at American's expense, in order to enable American to have the Jacor Parties or the Jacor Parties' or American's independent accountants prepare audited financial statements for the Jacor Stations described in Section 6.2(d). The Jacor Parties represent and warrant that such financial statements will have been prepared in accordance with GAAP applied on a basis consistent with past practices and will present fairly the financial condition and results of operation of the Jacor Stations. Without limiting the generality of the foregoing, the Jacor Parties agree that they will (i) consent to the use of such audited financial statements in any registration statement or other document filed by American or any of its Affiliates under the Securities Act or the Exchange Act and (ii) execute and deliver, and cause its officers to execute and deliver, such "representation" letters as are customarily delivered in connection with audits and as American's or the Jacor Parties' independent accountants may reasonably request under the circumstances.

         American shall cooperate and use its reasonable business efforts to cause its independent accountants to reasonably cooperate with the Jacor Parties, and at the Jacor Parties' expense, in order to enable the Jacor Parties to have American and American's or the Jacor Parties' independent accountants prepare audited and unaudited financial statements for the American Stations described in Section 6.3(d). American represents and warrants that such financial statements will have been prepared in accordance with GAAP applied on a basis consistent with past practices and will present fairly the financial condition and results of operation of the American Stations. Without limiting the generality of the foregoing, American agrees that it will (i) consent to the use of such financial statements in any registration statement or other document filed by the Jacor Parties or any of their Affiliates under the Securities Act or the Exchange Act and (ii) execute and deliver, and cause its officers to execute and deliver, such "representation" letters as are customarily delivered in connection with audits and as the Jacor Parties' or American's independent accountants may reasonably request under the circumstances.

         (d) The applicable parties acknowledge and agree that they will, subject to the expiration or earlier termination of the Hart-Scott-Rodino Act waiting period, execute and deliver time brokerage agreements pursuant to which
(i) American would time broker the Citicasters Stations (the "Citicasters Stations TBA"), (ii) American would time broker the Regent Stations (the "Regent Stations TBA"), (iii) Citicasters would time broker each of the American Citicasters Stations (the "American Citicasters Stations TBA"), and (iv) Regent Broadcasting would time broker each of the American Regent Stations (the "American Regent Stations TBA"). Anything in this Agreement to the contrary notwithstanding, including without limitation any provision of Articles 3 and 4 and Sections 6.2 and 6.3, (i) the Jacor Parties shall not be liable in any respect to the extent (A) any of their representations and warranties contained in Article 3 are not true and correct in any material respect on and as of the Closing Date or (B) any of their covenants contained in Article 5 are breached in any material respect on and as of the Closing Date, in any such case due solely to the operation of American under the Citicasters Stations TBA or the Regent Stations TBA, (ii) the American Parties shall not be liable in any respect to the extent (A) any of their representations and warranties contained in Article 4 are not true and correct in any material respect on and as of the Closing Date or (B) any of their covenants contained in Article 5 are breached in any material respect on and as of the Closing Date, in any such case due solely to the operation of the Citicasters or Regent Broadcasting under the American Citicasters Stations TBA and the American Regent Stations TBA, respectively, (iii) the conditions set forth in Section 6.3(f) shall not be deemed to be not satisfied as a result of any action or failure to act of American pursuant to the provisions of the Citicasters Stations TBA or the Regent Stations TBA, (iv) the conditions set forth in Section 6.2(f) shall not be deemed to be not satisfied as a result of any action or failure to act of Citicasters or Regent Broadcasting pursuant to the provisions of the American Citicasters Stations TBA and the American Regent Stations TBA, respectively, and
(v) the certificates to be delivered to the American Parties and the Jacor Parties pursuant to the provisions of Section 6.2(c) and 6.3(c), respectively, shall not be required to address any of such representations and warranties that are not true and correct in any material respect or any of such covenants that are breached in any material respect on and as of the Closing Date due to the operation of the other party under the TBA Agreements.

         (e) Within thirty (30) days after the execution of this Agreement, (i) American shall, at its expense, (x) commission a qualified title company to prepare and provide to the Jacor Parties a preliminary title report with respect to the American Real Property (the "American Preliminary Title Report") and promptly provide a copy of the American Preliminary Title Report to the Jacor Parties, together with complete copies of all documents relating to the title exceptions referred to in the American Preliminary Title Report and (y) commission a qualified surveyor (licensed in Ohio) to prepare and provide to the Jacor Parties hereto a survey ("American Survey") of the American Real Property depicting the location of all title exceptions and (ii) the Jacor Parties shall, at their expense, (x) commission a qualified title company to prepare and provide to the American Parties a preliminary title report with respect to the Jacor Real Property (the "Jacor Preliminary Title Report") and promptly provide a copy of the Jacor Preliminary Title Report to American, together with complete copies of all documents relating to the title exceptions referred to in the Jacor Preliminary Title Report and (y) commission a qualified surveyor (licensed in Missouri) to prepare and provide to American hereto a survey ("Jacor Survey") of the Jacor Real Property depicting the location of all title exceptions.

         The Jacor Parties shall have the right to disapprove of any title exceptions or survey exceptions (whether nor not disclosed on the American Preliminary Title Report) which in their reasonable business judgment have a material adverse impact on the title to the American Real Property or its intended use and shall notify American of any such disapproval within ten (10) business days after its receipt of both the American Preliminary Title Report and the American Survey]. All title exceptions set forth in the American Preliminary Title Report and any supplemental reports or updates to the Preliminary Title Report and not disapproved within the time periods provided herein shall constitute "American Permitted Title Exceptions". Prior to the Closing, American shall, at its expense, remove or cause to be removed all disapproved exceptions relating to the American Real Property (the "Jacor Disapproved Matters") or, in the alternative, obtain title insurance in a form reasonably satisfactory to the Jacor Parties insuring against the effect of such Jacor Disapproved Matters; provided, however, that American shall not be obligated to spend more than $150,000 in its attempt to remove or insure over any such Jacor Disapproved Matters (other than monetary Liens which shall be required to be removed regardless of the amount thereof). American shall notify the Jacor Parties within ten (10) days after receipt of the notice of Jacor Disapproved Matters whether it intends to remove the same. If American is unable to remove or endorse over any such Jacor Disapproved Matters, or if American exercises its right not to remove one or more Jacor Disapproved Matters, the Jacor Parties may elect (i) to terminate this Agreement or (ii) to waive such Jacor Disapproved Matters (such Jacor Disapproved Matters shall then be deemed to be American Permitted Title Exceptions), in which event the Jacor Parties shall receive a credit at the Closing in the amount (up to the positive difference, if any, between (x) $150,000 and (y) the amount theretofore expended by American pursuant to the provisions of this Section 5.2(e)) reasonably necessary to remove or endorse over the Jacor Disapproved Matters or, if the Jacor Disapproved Matters cannot be removed or endorsed over, to compensate it for the reduction in value of such American Real Property resulting from such Jacor Disapproved Matters.

         American shall have the right to disapprove of any title exceptions or survey exceptions (whether nor not disclosed on the Jacor Preliminary Title Report) which in its reasonable business judgment have a material adverse impact on the title to the Jacor Real Property or its intended use and shall notify the Jacor Parties of any such disapproval within ten (10) business days after its receipt of both the Jacor Preliminary Title Report and the Jacor Survey. All title exceptions set forth in the Jacor Preliminary Title Report and any supplemental reports or updates to the Jacor Preliminary Title Report and not disapproved within the time periods provided herein shall constitute "Jacor Permitted Title Exceptions". Prior to the Closing, the Jacor Parties shall, at their expense, remove or cause to be removed all disapproved exceptions relating to the Jacor Real Property (the "American Disapproved Matters") or, in the alternative, obtain title insurance in a form reasonably satisfactory to American insuring against the effect of such American Disapproved Matters; provided, however, that the Jacor Parties shall not be obligated to spend more than $150,000 in its attempt to remove or insure over any such American Disapproved Matters (other than monetary Liens which shall be required to be removed regardless of the amount thereof). The Jacor Parties shall notify American within ten (10) days after receipt of the notice of American Disapproved Matters whether they intend to remove the same. If the Jacor Parties are unable to remove or endorse over any such American Disapproved Matters, or if the Jacor Parties exercise their right not to remove one or more American Disapproved Matters, American may elect (i) to terminate this Agreement or (ii) to waive such American Disapproved Matters (such American Disapproved Matters shall then be deemed to be Jacor Permitted Title Exceptions), in which event American shall receive a credit at the Closing in the amount (up to the positive difference, if any, between (x) $150,000 and (y) the amount theretofore expended by the Jacor Parties pursuant to the provisions of this Section 5.2(e)) reasonably necessary to remove or endorse over the American Disapproved Matters or, if the American Disapproved Matters cannot be removed or endorsed over, to compensate it for the reduction in value of such Jacor Real Property resulting from such American Disapproved Matters.

         (f) Within thirty (30) days after the execution of this Agreement, each of American and the Jacor Parties may, at its sole expense, commission a qualified engineering firm to conduct a Phase I environmental study of the Jacor Real Property or the American Real Property, respectively (the study done by American on such Jacor Real Property is hereinafter called the "American Study"; and the study done by the Jacor Parties on the American Real Property is hereinafter called the "Jacor Study"). If American promptly notifies the Jacor Parties in writing that the American Study discloses one or more material environmental liabilities constituting a breach of the representations and warranties of the Jacor Parties contained in Section 3.15 without regard to any knowledge qualifiers contained therein, the Jacor Parties shall promptly commence remedial action at their expense to cure all conditions giving rise to all such liabilities and shall use its reasonable business efforts to cure all such conditions prior to the Closing. If the Jacor Parties promptly notify American in writing that the Jacor Study discloses one or more material environmental liabilities constituting a breach of the representations and warranties of American contained in Section 4.15 without regard to any knowledge qualifiers contained therein, American shall promptly commence remedial action at its expense to cure all conditions giving rise to all such liabilities and shall use its reasonable business efforts to cure all such conditions prior to the Closing. Notwithstanding the foregoing, neither American nor the Jacor Parties shall be obligated to undertake a cure which such party reasonably determines will exceed more than $150,000 in its attempt to cure all such conditions. If, notwithstanding the use of reasonable business efforts, American is or the Jacor Parties are unable prior to the Closing to cure all such conditions, the party to whom the Real Property with such material environmental liability is to be conveyed may elect (i) to terminate this Agreement or (ii) to waive such environmental liability, in which event the waiving party shall receive a credit at the Closing in the amount (up to the positive difference, if any, between (x)

$150,000 and (y) the amount theretofore expended by the other party pursuant to the provisions of this Section 5.2(f)) reasonably necessary to cure such environmental liability or, if such environmental liability cannot be cured, to compensate it for the reduction in value of such Real Property resulting from such environmental liability.

         (g) Within thirty (30) days after the execution of this Agreement, each of American and the Jacor Parties may, at its sole expense, do a study to determine, to such party's reasonable satisfaction, that services for utilities including, without limitation, water and sewer service, telephone service, electric and/or gas service and sanitary services are sufficient to service the Jacor Real Property or the American Real Property, as the case may be, and any Real Property subject to the American Leases. If either party notifies the other within such thirty-day period that the utility service is not sufficient for its reasonable needs, then the party receiving such notice shall promptly commence remedial action at its expense to cure such insufficiency and shall use its reasonable business efforts to cure such insufficiency prior to the Closing. Notwithstanding the foregoing, neither American nor the Jacor Parties shall be obligated to spend more than $150,000 in its attempt to cure such insufficiency. If, notwithstanding the use of its reasonable business efforts, American is or the Jacor Parties are unable prior to the Closing to cure any such insufficiency, the party to whom the Real Property with such insufficiency is to be conveyed may elect to waive such insufficiency in which event the waiving party shall receive a credit at the Closing in the amount (up to the positive difference, if any, between (i) $150,000 and (ii) the amount theretofore expended by the other party pursuant to the provisions of this Section 5.2(g)) reasonably necessary to cure such insufficiency or, if such insufficiency cannot be cured, to compensate it for the reduction in value of such Real Property resulting from such insufficiency.

         (h) Within thirty (30) days after the execution of this Agreement, each of American and the Jacor Parties may, at its sole expense, commission a reputable engineer to conduct an inspection of the Jacor Assets and or the American Assets, as the case may be (the inspection done by American on the Jacor Assets is hereinafter called the "American Inspection"; and the inspection done by the Jacor Parties on the American Assets is hereinafter called the "Jacor Inspection"). If American notifies the Jacor Parties in writing within such thirty-day period that the American Inspection discloses one or more conditions that constitutes a breach of the representations of the Jacor Parties contained in Section 3.5(b) or 3.7, the Jacor Parties shall promptly commence remedial action at its expense to cure all such conditions and shall use its reasonable business efforts to cure all such conditions prior to the Closing. If the Jacor Parties notify American in writing within such thirty-day period that the Jacor Parties inspection discloses one or more conditions that constitutes a breach of the representations of American contained in Section 4.5(b) or 4.7, American shall promptly commence remedial action at its expense to cure all such conditions and, use its reasonable business efforts to cure all such conditions prior to the Closing. Notwithstanding the foregoing, neither American nor the Jacor Parties shall be obligated to undertake a cure which such party reasonably determines will exceed more than $150,000 in its attempt to cure all such conditions. If, notwithstanding the use of its reasonable business efforts, American is or the Jacor Parties are unable prior to the Closing to cure all such conditions, the party to whom the Assets with such conditions are to be conveyed may elect (i) to terminate this Agreement or (ii) to waive such conditions, in which event the waiving party shall receive a credit at the Closing in the amount (up to the positive difference, if any, between (x) $150,000 and (y) the amount theretofore expended by the other party pursuant to the provisions of this Section 5.2(h)) reasonably necessary to cure such conditions or, if such conditions cannot be cured, to compensate it for the reduction in value of such Real Property resulting from such conditions.

         (i) Anything in Sections 5.2(e) through (h) to the contrary notwithstanding, in the event (i) the amount required to remove or insure over any American Disapproved Matter or Jacor Disapproved Matters or cure any condition or insufficiency referred to in those sections would be more than $150,000 in the aggregate, (ii) the party required to remove or insure over any such American Disapproved Matter or Jacor Disapproved Matters or cure any such condition or insufficiency is not willing to spend the additional amounts required to do so, and (c) the other party is not willing to waive such matters, the parties shall negotiate in good faith in an effort to resolve the issues prior to terminating this Agreement.

         5.3 Public Announcements. Each party shall consult with the other before issuing any press release or otherwise making any public statements with respect to this Agreement, the Exchanges or any other Transaction and shall not issue any such press release or make any such public statement without the prior consent of the other, which consent shall not be unreasonably withheld, or delayed or conditioned. Notwithstanding anything to the contrary herein, each party and such party's Affiliates shall, in accordance with their respective legal obligations, including but not limited to filings permitted or required by the Securities Act and the Exchange Act, the New York Stock Exchange, the NASDAQ National Market and other similar regulatory bodies, make (a) such press releases and other public statements and announcements as such party or its Affiliates deem necessary and appropriate in connection with this Agreement and the transactions contemplated hereby, and (b) any and all statements such party deems in its sole judgment to be appropriate in any and all filings, prospectuses and other similar documents. To the extent practicable, the party proposing to make such press release or public statement will consult in advance with the other regarding the nature, extent and form of such press release or public statement.

         5.4 Notification of Certain Matters. Each party shall give prompt notice to the other, of the occurrence or non-occurrence of any Event the occurrence or non-occurrence of which would be likely to cause (i) any representation or warranty made by it contained in this Agreement to be untrue or inaccurate in any respect such that one or more of the conditions of Closing might not be satisfied, or (ii) any covenant, condition or agreement made by it contained in this Agreement not to be complied with or satisfied, or (iii) any change to be made in the Jacor Disclosure Schedule or the American Disclosure Schedule, as the case may be, in any respect such that one or more of the conditions of Closing might not be satisfied, and any failure made by it to comply with or satisfy, or be able to comply with or satisfy, any covenant, condition or agreement to be complied with or satisfied by it hereunder (or thereunder) in any respect such that one or more of the conditions of Closing might not be satisfied; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         5.5 No Solicitation. Neither party shall, nor shall it permit any Affiliate or any of its Representatives (including, without limitation, any investment banker, broker, finder, attorney or accountant retained by it) to, initiate, solicit or facilitate, directly or indirectly, any inquiries or the making of any proposal with respect to any Alternative Transaction, engage in any discussions or negotiations concerning, or provide to any other Person any information or data relating to, it or any Affiliate for the purposes of, or otherwise cooperate in any way with or assist or participate in, or facilitate any inquiries or the making of any proposal which constitutes, or may reasonably be expected to lead to, a proposal to seek or effect any Alternative Transaction, or agree to or endorse any Alternative Transaction. The provisions of this Section shall apply to each of American's Subsidiaries and the Jacor Parties' Subsidiaries and Affiliates.

         5.6 Conduct of Business by the Jacor Parties Pending the Closing. Except as otherwise contemplated by this Agreement, and subject to American's time brokering of the Citicasters Stations pursuant to the provisions of the Citicasters Stations TBA and the Regent Stations pursuant to the provisions of the Regent Stations TBA, unless American shall otherwise agree in writing, the Jacor Parties shall, and shall cause their respective Subsidiaries, to the extent relating to the Jacor Stations or the Jacor Assets, to:

                  (a) conduct their respective businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) use all reasonable business efforts to preserve intact their respective business organizations and goodwill, keep available the services of their respective present general managers, on-air personalities and other key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely affect the transactions contemplated by this Agreement;

                  (c) maintain with financially responsible insurance companies insurance on their respective tangible assets and their respective businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (d) maintain levels of advertising, marketing and promotion efforts and expenditures consistent with past practices;

                  (e) (i) operate each of the Jacor Stations in conformity with the Jacor FCC Licenses on a basis consistent with past practice and any special temporary authority or program test authority issued thereunder, the FCA and the rules and regulations of any other Authority with jurisdiction over any of the Jacor Stations, and (ii) take all actions necessary to maintain the Jacor FCC Licenses;

                  (f) refrain from changing the frequency or format of any of the Jacor Stations or making any material changes in any Jacor Station's studio or other structures, except to the extent required by the FCA or the rules and regulation of the FCC;

                  (g) not make any material changes in the broadcast hours or in the percentage or types of programming broadcast by any of the Jacor Stations, or make any other material changes in any Jacor Station's programming policies, except such changes as in the good faith judgment of the Jacor Parties are required by the public interest;

                  (h) not (i) dispose of any of the Jacor Assets owned by any of the Jacor Parties or used in the operation of any of the Jacor Stations (other than for the disposition in the ordinary course of business of immaterial assets that are of no further use to such Station or assets that are replaced with assets of like kind and quality); (ii) modify, change in any material respect or enter into any Material Agreement relating to the business of any of the Jacor Stations; or (iii) fail to maintain the Jacor Personal Property in a manner consistent with generally accepted standards of good engineering practice and in a state of good repair and maintenance and operating condition;

                  (i) notify American promptly if any Jacor Station's normal broadcast transmissions are interrupted or impaired for (i) thirty (30) minutes or more daily for a period of five (5) consecutive days or during any seven (7) days within any period of thirty (30) consecutive days (except for normal maintenance) or (ii) a period of six (6) continuous hours or more and promptly take any actions reasonably requested to remedy promptly the same;

                  (j) not create, assume or permit to exist any Lien upon any of the Jacor Assets or any of the Jacor Stations, except for (i) Permitted Liens and (ii) other Liens, if any, set forth on Section 3.5(a) or 3.5(b) of the Jacor Disclosure Schedule (which Liens shall be released prior to Closing); and

                  (k)  not  waive  any  material  right  relating  to the  Jacor
         Stations.

         5.7 Conduct of Business by American Pending the Closing. Except as otherwise contemplated by this Agreement, and subject to Citicasters' time brokering of the American Stations pursuant to the American Citicasters Stations TBA and Regent's time brokering of the American Regent Stations pursuant to the American Regent Stations TBA, unless the Jacor Parties shall otherwise agree in writing, after the date hereof and prior to the Closing Date, with respect to the American Stations, American shall, and shall cause its Subsidiaries, to the extent relating to any of the American Stations or the American Assets, to:

                  (a) conduct their respective businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) use all reasonable business efforts to preserve intact their respective business organizations and goodwill, keep available the services of their respective present general managers, on-air personalities and other key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely affect the transactions contemplated by this Agreement;

                  (c) maintain with financially responsible insurance companies insurance on their respective tangible assets and their respective businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (d) maintain levels of advertising, marketing and promotion efforts and expenditures consistent with past practices;

                  (e) (i) operate each of the American Stations in conformity with the American FCC Licenses on a basis consistent with past practice and any special temporary authority or program test authority issued thereunder, the FCA and the rules and regulations of any other Authority with jurisdiction over any of the American Stations and (ii) take all actions necessary to maintain the American FCC Licenses;

                  (f) refrain from changing the frequency or format of any of the American Stations or making any material changes in any American Station's studio or other structures, except to the extent required by the FCA or the rules and regulation of the FCC;

                  (g) not make any material changes in the broadcast hours or in the percentage or types of programming broadcast by any of the American Stations, or make any other material changes in any American Station's programming policies, except such changes as in the good faith judgment of American are required by the public interest;

                  (h) not (i) dispose of any of the American Assets owned by American or used in the operation of any of the American Stations (other than for the disposition in the ordinary course of business of immaterial assets that are of no further use to such Station or assets that are replaced with assets of like kind and quality); (ii) modify, change in any material respect or enter into any Material Agreement relating to the business of any of the American Stations; or (iii) fail to maintain the American Personal Property in a manner consistent with generally accepted standards of good engineering practice and in a state of good repair and maintenance and operating condition;

                  (i) notify the Jacor Parties promptly if any American Station's normal broadcast transmissions are interrupted or impaired for (i) thirty (30) minutes or more daily for a period of five (5) consecutive days or during any seven (7) days within any period of thirty (30) consecutive days (except for normal maintenance) or (ii) a period of six (6) continuous hours or more and promptly take any actions reasonably requested to remedy promptly the same;

                  (j) not create, assume or permit to exist any Lien upon any of the American Assets or any of the American Stations, except for (i) Permitted Liens and (ii) other Liens, if any, set forth on Section 4.5(a) or 4.5(b) of the American Disclosure Schedule (which Liens shall be released prior to Closing); and

                  (k) not waive any material rights relating to the American Stations.

         5.8 Risk of Loss. The risk of loss or damage to any of the Assets prior to the Closing Date, which is not the responsibility at the time of such loss or damage of the acquiring party under the express terms of the applicable TBA, shall be upon the transferring party. In the event of any such loss or damage for which a transferring party is responsible, it shall repair, replace and restore any such damaged or lost Asset substantially to its prior condition as soon as possible and in no event later than forty-five (45) days (or such longer period as is reasonable under the circumstances) following the loss or damage; provided, however, that in the event any such loss or damage of the Assets exists on the Closing Date, then, notwithstanding any other provision of this Agreement, the acquiring party at is option may extend the Closing Date for a period of up to sixty (60) days until such time as the transferring party shall have repaired, replaced and restored any such damaged or lost Asset substantially to its prior condition; alternatively, at the request of the acquiring party, the parties shall negotiate in good faith to determine an equitable adjustment in the terms of the Exchanges (including the payment of cash by the transferring party) to cover any such loss or damage and consummate the Exchanges on the Closing Date.

         5.9      American and Jacor Station Employees.

         (a) American will, during the effectiveness of the Jacor Stations TBA, employ each Jacor Station Employee and, thereafter, simultaneously with the consummation of the Exchange, offer employment to each such Jacor Station Employee, in each case on terms and conditions which are not less favorable, in the aggregate with respect to each such employee, than the terms and conditions of such Jacor Station Employee's current employment (a true, correct and complete in all material respects description of which is set forth in Section
5.9 of the Jacor Disclosure Schedule) or, in the event it does not so offer such employment, assume the termination arrangements for such Jacor Station Employee (a true, correct and complete in all material respects description of which is set forth in Section 5.9 of the Jacor Disclosure Schedule).

         (b) Jacor will, during the effectiveness of the American Stations TBA, employ each American Station Employee and, thereafter, simultaneously with the consummation of the Exchange, offer employment to each such American Station Employee, in each case on terms and conditions which are not less favorable, in the aggregate with respect to each such employee, than the terms and conditions of such American Station Employee's current employment (a true, correct and complete in all material respects description of which is set in Section 5.9 of the American Disclosure Schedule) or, in the event it does not so offer such employment, assume the termination arrangements for such American Station Employee (a true, correct and complete in all material respects description of which is set forth in Section 5.9 of the American Disclosure Schedule).


                                    ARTICLE 6

                               CLOSING CONDITIONS

         6.1 Conditions to Obligations of Each Party to Effect the Exchanges. The respective obligations of each party to effect the Exchanges shall, except as hereinafter provided in this Section, be subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived by written agreement of the parties hereto, in whole or in part, to the extent permitted by Applicable Law:

                  (a) As of the Closing Date, no Legal Action shall be pending before or threatened in writing by any Authority seeking to enjoin, restrain, prohibit or make illegal or to impose any materially adverse conditions in connection with, the consummation of the Exchanges and the other Transactions, or which might, in the reasonable business judgment of American or the Jacor Parties, have a material adverse effect on the Assets and Stations to be acquired by it, it being understood and agreed that a written request by any Authority for information with respect to either of the Exchanges or any other Transaction, which information could be used in connection with such Legal Action, shall not in itself be deemed to be a threat of any such Legal Action; and

                  (b) All authorizations, consents, waivers, orders or approvals required to be obtained from all Authorities, and all Governmental Filings required to be made by American and the Jacor Parties with any Authority, prior to the consummation of the Exchanges and the other Transactions, shall have been obtained from, and made with, the FCC and all other required Authorities, except for such authorizations, consents, waivers, orders, approvals, filings, registrations, notices or declarations the failure to obtain or make would not, in the reasonable business judgment of each of the parties, have a material adverse effect on the Assets and Stations being acquired by such party. Without limiting the generality of the foregoing, the FCC shall have issued all necessary consents and approvals in connection with the transactions contemplated by this Agreement, the same shall have become Final Orders, and any conditions precedent to the effectiveness of such Final Orders which are specified therein shall have been satisfied without any materially adverse effect upon the party acquiring such Stations.

         6.2 Conditions to Obligations of the American Parties. The obligation of the American Parties to effect the Exchanges shall be subject to the satisfaction of the following conditions, any or all of which may be waived by American in writing, in whole or in part, to the extent permitted by Applicable
Law:

                  (a) The Jacor Parties shall have delivered or cause to be delivered to American all of the Collateral Documents required to be delivered by the Jacor Parties to the American Parties at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to American and its counsel; and American and its counsel shall have received all information and copies of all documents, including without limitation lien searches and records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) The Jacor Parties shall have furnished American and, at American's request, any bank or other financial institution providing credit to American, with favorable opinions, dated the Closing Date of Graydon, Head & Ritchey, counsel for the Jacor Parties, and of Hogan & Hartson, L.L.P., FCC counsel for the Jacor Parties, in each case, in form, scope and substance reasonably satisfactory to the parties;

                  (c) The representations and warranties of the Jacor Parties contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct as of such date on the Closing Date; each and all of the covenants, agreements and conditions to be performed or satisfied by the Jacor Parties hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and the Jacor Parties shall have furnished American with such certificates and other documents evidencing the truth of such representations and warranties and the performance or satisfaction of the covenants, agreements and conditions as American or its counsel shall have reasonably requested;

                  (d) To the extent required of American by Rule 3-05 of Regulation S-X under the Securities Act, American shall have received
         (i) from its or the Jacor Parties' independent accountants a report (which shall be unqualified as to the scope of the audit, access to the books and records and the cooperation of management) on the financial statements (consisting of balance sheets for each of the fiscal years ended December 31, 1995 and 1996 and statements of operations and cash flow for each of the three years in the period ended December 31, 1996) of the Jacor Stations, which financial statements shall have been prepared in conformity with GAAP and Regulation S-X under the Securities Act, or (ii) from the Jacor Parties such documentation as shall enable American's independent accountants to advise American in writing that they could issue such an unqualified report;

                  (e) All authorizations, consents, waivers, orders or approvals required to be obtained pursuant to the provisions of this Agreement from all Persons (other than Authorities) prior to the consummation of the Exchanges and the other Transactions, including without limitation those required in order to vest fully in American all right, title and interest in and to all of the Jacor Assets and the Jacor Stations (including without limitation all Jacor Assumable Agreements heretofore requested by American and set forth in Section 6.2(e) of the Jacor Disclosure Schedule) and the full enjoyment thereof shall have been obtained, without the imposition, individually or in the aggregate of any condition or requirement which could materially adversely affect the Jacor Assets or the Jacor Stations; provided, however, that with respect to Jacor Assumable Agreements not so identified on Schedule 6.2(e) of the Jacor Disclosure Schedule, the Jacor Parties shall use reasonable efforts to obtain any required third party consents to the assignment thereof as requested by American, but obtaining such consent shall not be a condition to Closing;

                  (f) Between the date of this Agreement and the Closing Date, there shall not have occurred and be continuing any material adverse change in the Jacor Assets or the Jacor Stations; as of the Closing Date, the FCC Licenses with respect to the Jacor Stations shall not have been materially and adversely affected by any act, or failure to act, of any Jacor Party or any of their Affiliates;

                  (g) Withing thirty (30) days from the date of this  Agreement:
         (i) the Board of Directors of American shall have approved and ratified this Agreement and the consummation of the transactions contemplated hereby; and (ii) the lenders of American and its affiliates shall have granted in writing their consent and any required waivers to the transactions contemplated hereby; and

                  (h) From the date hereof through the Closing Date, (i) the Citicasters Stations TBA shall not have been terminated by American as permitted by the Citicaster Stations TBA as a result of Citicaster's material noncompliance with its obligations under the Citicasters
         Stations TBA; and (ii) the Regent Stations TBA shall not have been terminated by Regent Broadcasting as permitted by the Regent Stations TBA as a result of Regent's material noncompliance with its obligations under the American Regent Stations TBA.

         6.3 Conditions to Obligations of the Jacor Parties . The obligation of the Jacor Parties to effect the Exchanges shall be subject to the satisfaction of the following conditions, any or all of which may be waived by the Jacor Parties in writing, in whole or in part, to the extent permitted by Applicable
Law:

                  (a) The American Parties shall have delivered or cause to be delivered to the Jacor Parties all of the Collateral Documents required to be delivered by the American Parties to the Jacor Parties at or prior to the Closing pursuant to the terms of this Agreement; such Collateral Documents shall be reasonably satisfactory in form, scope and substance to the Jacor Parties and their counsel; and the Jacor Parties and their counsel shall have received all information and copies of all documents, including without limitation lien searches and records of corporate proceedings, which they may reasonably request in connection therewith, such documents where appropriate to be certified by proper corporate officers;

                  (b) The American Parties shall have furnished the Jacor Parties and, at the Jacor Parties' request, any bank of other financial institution providing credit to the Jacor Parties or any Subsidiary, with favorable opinions, dated the Closing Date of Sullivan & Worcester LLP, counsel for the American Parties, and of Dow, Lohnes & Albertson, FCC counsel for the American Parties, in each case, in form, scope and substance reasonably satisfactory to the parties;

                  (c) The representations and warranties of the American Parties contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though made on and as of such date except those which speak as of a certain date which shall continue to be true and correct in all material respects as of such date on the Closing Date; each and all of the covenants, agreements and conditions to be performed or satisfied by the American Parties hereunder at or prior to the Closing Date shall have been duly performed or satisfied in all material respects; and the American Parties shall have furnished the Jacor Parties with such certificates and other documents evidencing the truth of such representations and warranties and the performance or satisfaction of the covenants, agreements and conditions as the Jacor Parties or their counsel shall have reasonably requested;

                  (d) To the extent required of American by Rule 3-05 of Regulation S-X under the Securities Act, the Jacor Parties shall have received (i) from their or American's independent accountants a report (which shall be unqualified as to the scope of the audit, access to the books and records and the cooperation of management) on the financial statements (consisting of balance sheets for each of the fiscal years ended December 31, 1995 and 1996 and statements of operations and cash flow for each of the three years in the period ended December 31, 1996) of the American Stations, which financial statements shall have been prepared in conformity with GAAP and Regulation S-X under the Securities Act, or (ii) from the American Parties such documentation as shall enable the Jacor Parties' independent accountants to advise the Jacor Parties in writing that they could issue such an unqualified report;

                  (e) All authorizations, consents, waivers, orders or approvals required to be obtained pursuant to the provisions of this Agreement from all Persons (other than Authorities) prior to the consummation of the Exchanges and the other Transactions, including without limitation those required in order to vest fully in the Jacor Parties all right, title and interest in and to all of the American Assets and the American Stations (including without limitation all American Assumable Agreements heretofore requested by the Jacor Parties and set forth in
         Section 6.3(e) of the American Disclosure Schedule) and the full enjoyment thereof shall have been obtained, without the imposition, individually or in the aggregate, of any condition or requirement which could materially adversely affect the American Assets or the American Stations; provided, however, that with respect to American Assumable Agreements not so identified on Schedule 6.3(e) of the American
         Disclosure Schedule, American shall use reasonable efforts to obtain any required third party consents to the assignment thereof as requested by the Jacor Parties, but obtaining such consent shall not be a condition to Closing;

                  (f) Between the date of this Agreement and the Closing Date, there shall not have occurred and be continuing any material adverse change in the American Assets or the American Stations; as of the Closing Date, the FCC Licenses with respect to the American Stations shall not have been materially and adversely affected by any act, or failure to act, of the American Parties or any of their Affiliates;

                  (g) Withing thirty (30) days from the date of this  Agreement:
         (i) the Board of Directors of Jacor Communications, Inc. shall have approved and ratified this Agreement and the consummation of the transactions contemplated hereby; and (ii) the lenders of Jacor Communications, Inc. and its Affiliates shall have granted in writing their consent and any required waivers to the transactions contemplated hereby; and

                  (h) From the date hereof through the Closing Date, (i) the American Citicasters Stations TBA shall not have been terminated by Citicasters as permitted by the American Citicaster Stations TBA as a result of American's material noncompliance with its obligations under the American Citicasters Stations TBA; and (ii) the American Regent Stations TBA shall not have been terminated by Regent Broadcasting as permitted by the American Regent Stations TBA as a result of American's material noncompliance with its obligations under the American Regent Stations TBA.


                                    ARTICLE 7

                        TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                  (a) by mutual consent of the Jacor Parties and American; or

                  (b) by either American or the Jacor Parties if any permanent injunction, decree or judgment by any Authority preventing the consummation of the Exchanges shall have become final and nonappealable; or

                  (c) by the Jacor Parties in the event none of the Jacor Parties is in material breach of its agreements and covenants set forth in this Agreement and none of their representations or warranties shall have become and continue to be untrue in any material respect, and either (i) the Exchanges has not been consummated prior to the Termination Date or (ii) either of the American Parties is in material breach of its agreements or covenants set forth in this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect and such breach or untruth exists and is not cured within the cure period specified in this Section; or

                  (d) by American in the event neither of the American Parties is in material breach of its agreements and covenants set forth in this Agreement and none of their representations or warranties shall have become and continue to be untrue in any material respect, and either
         (i) the Exchanges has not been consummated prior to the Termination Date or (ii) any of the Jacor Parties is in material breach of its agreements or covenants set forth in this Agreement or any of its representations or warranties shall have become and continue to be untrue in any material respect and such breach or untruth exists and is not cured within the cure period specified in this Section; or

                  (e)  by  American  or  the  Jacor  Parties   pursuant  to  the
         provisions of Section 5.2(e), 5.2(f) or (h).

Neither party shall have the right to terminate this Agreement as a result of the other party's breach or default unless the terminating party shall have given the defaulting party thirty (30) business days to cure the default (or such longer period not in excess of an additional thirty (30) business days as is, in the reasonable business judgment of the parties, reasonably necessary to effect such cure so long as the defaulting party is proceeding with due diligence and best efforts to effect such cure); provided, however, that such cure period shall not extend the Termination Date.

         The term "Termination Date" shall, subject to the provisions of Section 5.8, mean March 31, 1998 or such other date as the parties may, from time to time, mutually agree.

         The right of American or the Jacor Parties to terminate this Agreement pursuant to this Section shall remain operative and in full force and effect regardless of any investigation made by or on behalf of either party, any Person controlling any such party or any of their respective Representatives whether prior to or after the execution of this Agreement.

         7.2 Effect of Termination. Except as provided in Sections 5.1 (with respect to confidentiality), 5.3 and 9.3 and this Section, in the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void, there shall be no liability on the part of either party, or any of their respective Affiliates (including stockholders, officers, directors or Representatives ), to the other and all rights and obligations of either party shall cease; provided, however, that such termination shall not relieve either party from liability for any misrepresentation or breach of any of its warranties, covenants or agreements set forth in this Agreement.


                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1 Survival. Except as otherwise provided in Section 2.2(d) and the last sentence of Section 5.1(a) to the effect that the provisions of Section 2.2 and of such sentence, respectively, shall survive the Closing without limitation, and except with respect to obligations and liabilities assumed pursuant to the American Assumable Agreements and the Jacor Assumable Agreements, the representations, warranties, covenants and agreements of the parties contained in or made pursuant to this Agreement or any Collateral Document shall survive the Closing and shall remain operative and in full force and effect for a period of (a) two (2) years after the Closing Date or (b) the applicable statute of limitations in the case of matters arising out of any breach referred to in Sections 2.3(a), 2.3(b), 2.3(c), 3.1(a), 3.1(b), 3.10,
3.15, 4.1(a), 4.1(b), 4.10, 4.15 and 5.2(c) (the "Indemnity Period"), regardless of any investigation or statement as to the results thereof made by or on behalf of any party hereto. No claim for indemnification, other than with respect to fraud, may be asserted after the expiration of the Indemnity Period. Notwithstanding anything herein to the contrary, any representation, warranty, covenant and agreement which is the subject of a Claim which is asserted in writing prior to the expiration of the Indemnity Period shall survive with respect to such Claim or any dispute with respect thereto until the final resolution thereof.

         8.2 Indemnification. Each party (the "indemnifying party") agrees that on and after the Closing it shall indemnify and hold harmless the other party (the "indemnified party") from and against any and all damages, claims, losses, expenses, costs, obligations and liabilities, including without limitation liabilities for all reasonable attorneys', accountants' and experts' fees and expenses including those incurred to enforce the terms of this Agreement or any Collateral Document (collectively, "Loss and Expense"), suffered, directly or indirectly, by the indemnified party by reason of, or arising out of:

                  (a) any breach of representation or warranty made by the indemnifying party pursuant to this Agreement or any Collateral Document or any failure by the indemnifying party to perform or fulfill any of its respective covenants or agreements set forth in this Agreement or any Collateral Document; or

                  (b) any Legal Action or other Claim by any third party relating to the indemnifying party or the ownership or operations of any of its Assets or the conduct of the business of its Stations to the extent such Legal Action or other Claim has also resulted in a breach of representation or warranty by the indemnifying party pursuant to this Agreement or any Collateral Document; or

                  (c) the American Nonassumed Liabilities (in the case of the American Parties being the indemnifying party) and the Jacor Nonassumed Liabilities (in the case of the Jacor

         Parties being the indemnifying party), including without limitation any Legal Action or other Claim brought or asserted by any third party; or

                  (d) the failure to comply with the Bulk Sales Law, if any, of the State of Ohio (in the case of American being the indemnifying party) or the State of Missouri (in the case of the Jacor Parties being the indemnifying party).

The liability of each of the American Parties and each of the Jacor Parties under this Article 8 shall, subject to the provisions of Section 8.3, be joint and several. Without limiting the generality of any other provision of this Agreement, the term "each indemnifying party" in this Article 8 shall mean the American Parties as a group and the Jacor Parties as a group and not each member thereof individually.

         8.3 Limitation of Liability. Notwithstanding the provisions of Section 8.2, after the Closing, each indemnifying party's rights to indemnification shall be subject to the following limitations: (i) the indemnified party shall be entitled to recover its Loss and Expense in respect of any Claim only in the event that the aggregate Loss and Expense for all Claims exceeds, in the aggregate, $150,000, in which event the indemnified party shall be entitled to recover all such Loss and Expense, and (ii) in no event shall the aggregate amount required to be paid by each indemnifying party pursuant to the provisions of this Section exceed $2,000,000, except for any Loss or Expense arising out of matters of a nature referred to in Sections 3.1(b) and 4.1(b) as to which the limitations set forth in this clause (ii) shall not apply. The provisions of the immediately preceding sentence of this Section with respect to the limitation on each indemnifying party's obligation to indemnify the indemnified party in respect of Loss and Expense shall not be applicable to any claims which are based on fraud or willful or intentional breach of representation or warranty.

         8.4 Notice of Claims. If an indemnified party believes that it has suffered or incurred any Loss and Expense, it shall notify the indemnifying party promptly in writing, and in any event within the applicable time period specified in Section 8.1, describing such Loss and Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Loss and Expense shall have occurred. If any Legal Action is instituted by a third party with respect to which an indemnified party intends to claim any liability or expense as Loss and Expense under this Article, such indemnified party shall promptly notify the indemnifying party of such Legal Action, but the failure to so notify the indemnifying party shall not relieve such indemnifying party of its obligations under this Article, except to the extent such failure to notify materially prejudices such indemnifying party's ability to defend against such Claim.

         8.5 Defense of Third Party Claims. The indemnifying party shall have the right to conduct and control, through counsel of their own choosing, reasonably acceptable to the indemnified party, any third party Legal Action or other Claim, but the indemnified party may, at its election, participate in the defense thereof at its sole cost and expense; provided, however, that if (a) the indemnifying party shall fail to defend any such Legal Action or other Claim or
(b) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnified party may defend, through counsel of its own choosing, reasonably acceptable to the indemnifying party, such Legal Action or other Claim, and (so long as it gives the indemnifying party at least fifteen (15) days' notice of the terms of the proposed settlement thereof and permits the indemnifying party to then undertake the defense thereof) settle such Legal Action or other Claim and to recover the amount of such settlement or of any judgment and the reasonable costs and expenses of such defense. The indemnifying party shall not compromise or settle any such Legal Action or other Claim without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, delayed or conditioned.

         8.6  Exclusive  Remedy.  Except for fraud or as  otherwise  provided in
Section 9.5, the indemnification provided in this Article shall be the sole and exclusive post-Closing remedy available to either party against the other party for any Claim under this Agreement.


                                    ARTICLE 9

                               GENERAL PROVISIONS

         9.1 Amendment. This Agreement may be amended from time to time by the parties hereto at any time prior to the Closing Date but only by an instrument in writing signed by the parties hereto.

         9.2 Waiver. At any time prior to the Closing Date, except to the extent not permitted by Applicable Law, American or the Jacor Parties may extend the time for the performance of any of the obligations or other acts of the other, waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and waive compliance by the other with any of the agreements, covenants or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

         9.3 Fees, Expenses and Other Payments. All costs and expenses, incurred in connection with any transfer taxes, sales taxes, document stamps or other charges levied by any Authority in connection with this Agreement, the Exchanges and the other Transactions, shall be borne by American insofar as they related to the American Stations and the American Assets and by the Jacor Parties insofar as they relate to the Jacor Stations and the Jacor Assets. All filing and similar fees (including without limitation Hart-Scott-Rodino filings and FCC filing fees) shall be borne equally by American, on the one hand, and the Jacor Parties, on the other hand. All other costs and expenses incurred in connection with this Agreement, the Exchanges and the other Transactions, and in compliance with Applicable Law and Contracts as a consequence hereof and thereof, including without limitation fees and disbursements of counsel, financial advisors and accountants incurred by the parties hereto shall be borne solely and entirely by the party which has incurred such costs and expenses.

         9.4 Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, or by recognized courier service, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, or by recognized courier service, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         (a)      If to American:

                  116 Huntington Avenue
                  Boston, Massachusetts 02116
                  Attention:   Steven B. Dodge, President
                                 and Chief Executive Officer
                  Telecopier No.:  (617) 375-7575

                  with a copy to:

                  Sullivan & Worcester LLP
                  One Post Office Square
                  Boston, Massachusetts 02109
                  Attention:  Norman A. Bikales, Esq.
                  Telecopier No.:  (617) 338-2880

         (b)      If to the Jacor Parties:

                  50 East Rivercenter Boulevard
                  Covington, Kentucky  41011
                  Attention: Randy Michaels, President
                  Telecopier No.: (606) 655-9345

                  with a copy to:

                  Graydon, Head & Ritchey
                  1900 Fifth Third Center
                  511 Walnut Street
                  Cincinnati, OH 45202
                  Attention: John Kropp, Esq.
                  Telecopier No.: (513) 651-3836

or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

         9.5 Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that in the event the other party should refuse to perform any of its obligations under this Agreement or any Collateral Document, the remedy at law would be inadequate and agrees that for breach of such provisions, each party shall, in addition to such other remedies as may be available to it at law or in equity or as provided in Article 7, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Applicable Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting each party from pursuing any other remedies available to it pursuant to the provisions of, and subject to the limitations contained in, this Agreement for such breach or threatened breach.

         9.6 Severability. If any term or provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to affect materially and adversely either party, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the Exchanges and the other Transactions are fulfilled and consummated to the maximum extent possible; provided, however, that in the event the parties are unable to reach agreement within a reasonable period of time, under the circumstances, with respect to such modification, this Agreement shall terminate and be of no further force and effect.

         9.7   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all of the parties. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         9.8 Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.9 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of the State of New York applicable to contracts made and performed in such State and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction. Anything in this Agreement to the contrary notwithstanding, including without limitation the provisions of Article 8, in the event of any dispute between the parties which results in a Legal Action, the prevailing party shall be entitled to receive from the non-prevailing party reimbursement for reasonable legal fees and expenses incurred by such prevailing party in such Legal Action.

         9.10 Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such Collateral Documents and other assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         9.11 Entire Agreement. This Agreement (together with the Disclosure Schedules and the other Collateral Documents delivered in connection herewith), constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, with respect to the subject matter hereof.

         9.12 Assignment. This Agreement shall not be assignable by either party and any such assignment shall be null and void, except that it shall inure to the benefit of and be binding upon any successor to any party by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets, and each party may assign its rights and remedies hereunder to any bank or other financial institution which has loaned funds or otherwise extended credit to it. Without limiting the generality of the immediately preceding sentence, in the event that either party finds it necessary or is required to provide to a third party a collateral assignment of their or its interest in this Agreement and/or any Collateral Documents, the other party will cooperate with either the party requesting such assignment and any third party, including but not limited to signing a consent and acknowledgment of such assignment.

         9.13 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as otherwise provided in Section 9.12.

         9.14 Mutual Drafting. This Agreement is the result of the joint efforts of the American Parties and the Jacor Parties, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of that party's involvement in the drafting thereof.

         9.15 American Agent for American License. Anything in this Agreement to the contrary notwithstanding, American License hereby grants American an irrevocable power of attorney and hereby irrevocably appoints American its agent for all purposes of this Agreement, including without limitation for the purpose of executing and delivering extensions of the time for the performance of any of the obligations or other acts of any of the Jacor Parties, waivers, terminations or amendments, and any action taken by American pursuant to such power of attorney and agency, and any such extension, waiver, termination or amendment executed and delivered by American, shall be binding upon American License whether or not it has specifically approved such action or executed such extension, waiver, termination or amendment.

         9.16 Citicasters Agent for the Other Jacor Parties. Anything in this Agreement to the contrary notwithstanding, Regent Broadcasting and Regent Licensee hereby grants Citicasters an irrevocable power of attorney and hereby irrevocably appoints Citicasters its agent for all purposes of this Agreement, including without limitation for the purpose of executing and delivering extensions of the time for the performance of any of the obligations or other acts of either of the

American Parties, waivers, terminations or amendments, and any action taken by Citicasters pursuant to such power of attorney and agency, and any such extension, waiver, termination or amendment executed and delivered by American, shall be binding upon Regent Broadcasting and Regent Licensee whether or not it has specifically approved such action or executed such extension, waiver, termination or amendment.

         9.17     Disclosure Schedules.

         (a) The Jacor Parties will deliver to American, on or before July 11, 1997, the Jacor Disclosure Schedule and all related documents required to be delivered by Jacor pursuant to Article 3 of this Agreement. American shall be permitted, for a period of ten (10) business days commencing upon its receipt of the completed Jacor Disclosure Schedule and related documents to terminate this Agreement, if (i) the Jacor Disclosure Schedule reveals any condition of which the American Parties are unaware as of the date of this Agreement and/or any breaches of Jacor' representations, warranties and/or covenants hereunder (without regard to matters set forth in the Jacor Disclosure Schedule), which unknown conditions and/or breaches in the aggregate would have a material adverse effect on the value of the Jacor Assets or the Jacor Stations or on the American Parties' ability to operate the Jacor Stations as they are currently being operated, or (ii) the parties are unable to agree upon which Jacor Material Agreements with respect to which a third-party consent to the assignment thereof will be a condition to Closing.

         (b) American will deliver to the Jacor Parties on or before July 11, 1997, the American Disclosure Schedule and all related documents required to be delivered by American pursuant to Article 4 of this Agreement. The Jacor Parties shall be permitted, for a period of ten (10) business days commencing upon its receipt of the completed American Disclosure Schedule and related documents to terminate this Agreement, if (i) the American Disclosure Schedule reveals any condition of which Jacor is unaware as of the date of this Agreement and/or any breaches of the American Parties' representations, warranties and/or covenants hereunder (without regard to matters set forth in the American Disclosure Schedule), which unknown conditions and/or breaches in the aggregate would have a material adverse effect on the value of the American Assets or the American Stations or on the Jacor Parties' ability to operate the American Stations as they are currently being operated, or (ii) the parties are unable to agree upon which American Material Agreements with respect to which a third-party consent to the assignment thereof will be a condition to Closing.

         IN WITNESS WHEREOF, American, American License, Citicasters, Regent Broadcasting and Regent Licensee have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                    American Radio Systems Corporation


                                    By:_____________________________________
                                        Name:
                                        Title:


                                    American Radio Systems License Corp.


                                    By:_____________________________________
                                        Name:
                                        Title:


                                    Citicasters Co.


                                    By:______________________________________
                                        Name:
                                        Title:

                                    Regent Broadcasting of Kansas City, Inc.


                                    By:_____________________________________
                                        Name:
                                        Title:


                                    Regent Licensee of Kansas City, Inc.


                                    By:_____________________________________
                                        Name:
                                        Title:

                                                                      APPENDIX A

                                   DEFINITIONS

         Accounts Receivable shall mean any and all rights to the payment of money or other forms of consideration of any kind at any time now or hereafter owing or to be owing to American or Citicasters, as the case may be, attributable to the sale of time or talent on one of its Stations (whether classified under the Uniform Commercial Code of any state as accounts, contract rights, chattel paper, general intangibles or otherwise).

         adverse, adversely, shall mean any Event which has, or is reasonably likely to, (a) adversely affect the validity or enforceability of this Agreement or the likelihood of consummation of the Exchanges, or (b) adversely affect the ownership or operation of the Jacor Assets or the American Assets or the conduct of the business of the Jacor Stations or the American Stations, as the case may be, or (c) impair any American Party's or any Jacor Party's, as the case may be, ability to fulfill its obligations under the terms of this Agreement, or (d) adversely affect the aggregate rights and remedies of the American Parties or the Jacor Parties, as the case may be, under this Agreement. Notwithstanding the foregoing, and anything in this Agreement to the contrary notwithstanding, neither any general business or economic factor nor any Event affecting the radio broadcasting industry generally shall be deemed to constitute an adverse change, have an adverse effect or to adversely affect or effect.

         Affiliate, Affiliated shall mean, with respect to any Person, any other Person at the time directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

         Agreement shall mean this Agreement as originally in effect, including this Appendix A, the American Disclosure Schedule, the Citicasters Disclosure Schedule and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

         Alternative Transaction shall mean a transaction or series of related transactions (other than the Exchanges and the other Transactions) resulting in
(a) any merger or consolidation of either party, regardless of whether it is the surviving Entity unless the surviving Entity remains obligated under this Agreement to the same extent as it was, or (b) any sale or other disposition of all or any substantial part of the Assets owned by it or any of the Stations owned by it.

         American shall have the meaning given to it in the Preamble.

         American Accounts Receivable shall mean the Accounts Receivables arising in connection with the ownership or operation of any of the American Assets or the conduct of the business of any of the American Stations prior to the applicable Cut-off Date American Citicasters Accounts Receivable shall mean the American Accounts Receivables arising in connection with the ownership or operation of any of the American Citicasters Assets or the conduct of the business of any of the American Citicasters Stations. American Regent Accounts Receivable shall mean the American Accounts Receivables of American arising in connection with the ownership or operation of any of the American Regent Assets or the conduct of the business of any of the American Regent Stations.

         American Assets shall mean all assets used or held for use in the ownership or operation of or the conduct of the business of any of the American Stations, including without limitation the American Real Property, the American Personal Property, the American Private Authorizations, the American Governmental Authorizations (including without limitation the American FCC Licenses), the American Intangible Assets and the American Assumable Agreements, and the logs, public files and other books, records, files and documents that relate to any of the American Stations, but excluding the American Excluded Assets. American Citicasters Assets shall mean the American Assets used or held for use in the ownership or operation of or the conduct of the business of any of the American Citicasters Stations. American Regent Assets shall mean the American Assets used or held for use in the ownership or operation of or the conduct of the business of any of the American Regent Stations.

         American Assumable Agreements shall mean the American Private Authorizations, the American Trade Agreements, the American Leases and the American Other Contracts. American Citicasters Assumable Agreements shall mean the American Assumable Agreements that relate to the ownership or operation of any of the American Citicasters Assets or the conduct of the business of any of the American Citicasters Stations. American Regent Assumable Agreements shall mean the American Assumable Agreements that relate to the ownership or operation of any of the American Regent Assets or the conduct of the business of any of the American Regent Stations.

         American  Disapproved  Matters  shall have the  meaning  given to it in
Section 5.2(e).

         American   Disclosure  Schedule  shall  mean  the  American  Disclosure
Schedule dated as of the date of this Agreement delivered by American and American License to the Jacor Parties.

         American Employee Plans shall have the meaning given to it in Section 4.11(a).

         American Excluded Assets shall mean (i) all cash and cash equivalents of American (ii) all American Accounts Receivable, (iii) the corporate names of American, and its books, records and other documents that relate to its corporate existence, organization and capitalization, (iv) all books and records of American that relate to any of the American Stations and which American is required by Applicable Law to retain, subject to the right of the other party to have access and to copy for a period of three (3) years from the Closing Date,
(v) the American Employee Plans, (vi) all insurance policies that relate to the American Assets, (vii) software programs and other assets used to provide certain financial and accounting services for any of the American Stations, and
(viii) any and all products, profits and proceeds of, and including without limitation any Claims with respect to, any of the foregoing.

         American FCC Licenses shall have the meaning given to it in the second Whereas paragraph. American Citicasters FCC Licenses shall mean the American FCC Licenses with respect to the ownership and operation of the American Citicasters Assets and the conduct of the business of the American Citicasters Stations. American Regent FCC Licenses shall mean the American FCC Licenses with respect to the ownership and operation of the American Regent Assets and the conduct of the business of the American Regent Stations.

         American  Financial  Statements  shall have the meaning  given to it in
Section 4.2(a).

         American Governmental Authorizations shall have the meaning given to it in Section 4.7(a). American Citicasters Governmental Authorizations shall mean the American Governmental Authorizations with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Governmental Authorizations shall mean the American Governmental Authorizations with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American  Inspection  shall  have the  meaning  given to it in  Section
5.2(h).

         American  Intangible  Assets  shall  have  the  meaning  given to it in
Section 4.8. American Citicasters Intangible Assets shall mean the American Intangible Assets with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Intangible Assets shall mean the American Intangible Assets with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American Leases shall have the meaning given to it in Section 4.5(a). American Citicasters Leases shall mean the American Leases with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Leases shall mean the American Leases with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American License shall have the meaning given to it in the Preamble.

         American  Material  Agreements  shall have the  meaning  given to it in
Section 4.12. American Citicasters Material Agreements shall mean the American Material Agreements with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Material Agreements shall mean the American Material Agreements with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American  Nonassumed  Liabilities shall have the meaning given to it in
Section 2.3(c). American Citicasters Nonassumed Liabilities shall have the meaning given to it in Section 2.3(b). American Regent Nonassumed Liabilities shall have the meaning given to it in Section 2.3(c).

         American Other Contracts shall mean (a) all American Material Agreements set forth on Section 4.12 of the American Disclosure Schedule, (b) all Contracts of American for the sale of time on any American Station for cash entered into in the ordinary course of business consistent with prior practice, and (c) Contracts not required to be listed on Section 4.12 of the American Disclosure Schedule that have been entered into in the ordinary course of business. American Citicasters Other

Contracts shall mean the American Other Contracts with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Other Contracts shall mean the American Other Contracts with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American  Owned Real  Property  shall have the  meaning  given to it in
Section 4.5(a). American Citicasters Owned Real Property shall mean the American Owned Real Property with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Owned Real Property shall mean the American Owned Real Property with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American Parties shall have the meaning given to it in the Preamble.

         American Permitted Title Exceptions shall have the meaning given to it in Section 5.2(e).

         American Personal Property shall mean all items of Personal Property, used or held for use in the ownership or operation or the conduct of the business of any of the American Stations. American Citicasters Personal Property shall mean the American Personal Property with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Personal Property shall mean the American Personal Property with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American Preliminary Title Report shall have the meaning given to it in
Section 5.2(e).

         American Private Authorizations shall mean all Private Authorizations obtained or held for use in the ownership or operation or the conduct of the business of any of the American Stations. American Citicasters Private Authorizations shall mean the American Private Authorizations with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the American Citicasters Stations. American Regent Private Authorizations shall mean the American Private Authorizations with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American Proration Schedules shall mean the American Citicasters Proration Schedule and the American Regent Proration Schedule. American Citicasters Proration Schedule shall have the meaning given to it in Section 2.3(f). American Regent Proration Schedule shall have the meaning given to it in
Section 2.3(g).

         American Real Property shall have the meaning given to it in Section 4.5(a). American Citicasters Real Property shall mean the American Real Property with respect to the ownership and operation of any of the American Citicasters Assets and the conduct of the business of any of the

American Citicasters Stations. American Regent Real Property shall mean the American Real Property with respect to the ownership and operation of any of the American Regent Assets and the conduct of the business of any of the American Regent Stations.

         American Survey shall have the meaning given to it in Section 5.2(e).

         American  Station  Employees  shall  have  the  meaning  given to it in
Section 4.11(b).

         American Stations shall have the meaning given to it in the second Whereas paragraph. American Citicasters Stations and American Regent Stations shall mean the respective American Stations designated as such in the American Disclosure Schedule.

         American Stations TBA shall mean the American Citicasters Stations TBA and the American Regent Stations TBA. American Citicasters Stations TBA shall have the meaning given to it in Section 5.2(d). American Regent Stations TBA shall have the meaning given to it in Section 5.2(d).

         American Study shall have the meaning given to it in Section 5.2(f).

         American Tower Adjustment shall mean an amount equal to the aggregate amount of fees, expenses and other costs incurred by American in the upgrade and improvement of its tower for WXEG-FM located in Dayton, Ohio which amount American has advised Jacor is approximately $260,000. American will furnish to Jacor such information as Jacor may reasonably request in order to substantiate the aggregate amount of such fees, expenses and other costs and the parties will agree on the exact amount thereof no later than five (5) days prior to the Closing Date.

         American Trade Agreements shall mean all Trade Agreements in effect on the date hereof or entered into on or prior to the Cut-Off Date that relates to the ownership or operation of any of the American Assets or the conduct of the business of any of the American Stations. American Citicasters Trade Agreements shall mean all American Trade Agreements that relate to the ownership or operation of any of the American Citicasters Assets or the conduct of the business of any of the American Citicasters Stations. American Regent Trade Agreements shall mean all American Trade Agreements that relate to the ownership or operation of any of the American Regent Assets or the conduct of the business of any of the American Regent Stations.

         American's knowledge (including the term "to the knowledge, information and belief of American") means the actual knowledge of any executive officer of either of the American Parties or any General Manager of any of the American Stations.

         Applicable Law shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and Environmental Laws, to which a Person is subject or by which it or any of its business or operations is subject or any of its property or assets is legally bound.

         Appraisals shall have the meaning given to it in Section 2.2(a).

         Assets shall mean the American Assets in the case of American and the Citicasters Assets in the case of Citicasters.

         Authority shall mean any governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         Citicasters shall have the meaning given to it in the Preamble.

         Citicasters Kansas City Proration Schedule shall have the meaning given to it in Section 2.3(f).

         Claims shall mean any and all Legal Actions and claims, pending or threatened, and judgments of whatever kind and nature relating debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties, together with thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) that relate to any of the foregoing.

         Closing shall have the meaning given to it in Section 2.4.

         Closing Date shall have the meaning given to it in Section 2.4.

         Code shall mean the Internal Revenue Code of 1986, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Collateral Document shall mean the American Citicasters Stations TBA, the American Regent Stations TBA, the Citicasters Stations TBA, the Regent Stations TBA, the conveyancing documents required to vest in the acquiring party the Assets and Stations to be acquired by it pursuant to the Exchanges (including without limitation a General Conveyance, Bill of Sale, Assignment and Assumption, assignments and assumptions of the Jacor Assumable Agreements and American Assumable Agreements, assignments and assumptions of Intangible Assets), and any agreement, certificate, contract, instrument, notice, opinion or other document required to be delivered or delivered pursuant to the provisions of this Agreement or any of the foregoing.

         Collection Period shall have the meaning given to it in Section 2.5.

         Contract, Contractual Obligation shall mean any agreement, arrangement, commitment, contract, covenant, indemnity, undertaking or other obligation or liability which involves the ownership and operation of the American Assets or the Citicasters Assets or the conduct of the business of any of the American Stations or the Citicasters Stations.

         Control (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, or the disposition of such Person's assets or properties, whether through the ownership of stock, equity or other ownership, by contract, arrangement or understanding, or as trustee or executor, by contract or credit arrangement or otherwise.

         Cut-off Date shall mean (i) with respect to any Contract to be assigned and the rights and obligations to be assumed pursuant to any TBA (including all items of revenue and expense that relate to such Contract), the applicable TBA Date for such TBA and (ii) in all other cases, the Closing Date.

         Dayton Proration Schedule shall have the meaning given to it in Section 2.3(e).

         Disclosure Schedule shall mean the American Disclosure Schedule or the Jacor Disclosure Schedule, as the case may be.

         Encumber shall mean to suffer, accept, agree to or permit the imposition of a Lien.

         Entity shall mean any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         Environmental Law shall mean any Law that relate to or otherwise imposing liability or standards of conduct concerning pollution or protection of the environment, including without limitation Laws that relate to emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise that relate to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, materials or wastes. Environmental Laws shall include without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 6901 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.), the Federal Insecticide Fungicide and Rodenticide Act (7 U.S.C.
Section 136 et seq.), and any analogous federal, state, local or foreign, Laws, and the rules and regulations promulgated thereunder all as from time to time in effect, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Environmental Permit shall mean any Governmental Authorization required by or pursuant to any Environmental Law.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Event shall mean the existence or occurrence of any act, action, activity, circumstance, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

         Exchanges shall have the meaning given to it in the third Whereas paragraph. Citicasters Exchange shall have the meaning given to it in the third Whereas paragraph. Regent Exchange shall have the meaning given to it in the third Whereas paragraph.

         Exchange Act shall mean the Securities Exchange Act of 1934, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         FCA shall mean the Communications Act of 1934, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         FCC shall mean the Federal Communications Commission and shall include any successor Authority.

         FCC Consents shall mean the written actions of the FCC (including without limitation written actions of the FCC's Mass Media Bureau acting pursuant to delegated authority) granting its consents to the assignment of the Citicasters FCC Licenses to American License and the American FCC Licenses to Citicasters.

         FCC Licenses shall mean all Governmental Authorizations issued by the FCC in connection with the ownership, operation and conduct of the business of the Citicasters Stations and the American Stations, as the case may be.

         Final Order shall mean, with respect to any consent, order or other action of any Authority, including without limitation the FCC, one with respect to which no appeal, no stay, no review, no petition or application for rehearing, reconsideration, review or stay, whether on motion of the applicable Authority or other Person or otherwise, is in effect or pending and as to which the time or deadline for filing or taking any such stay, review, appeal, petition or application has expired or, if filed, has been denied, dismissed or withdrawn, and the time or deadline for instituting any further Legal Action has expired.

         GAAP shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

         Governmental Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, registrations and other authorizations of all Authorities (including without limitation the FCC Licenses) issued by the FCC, the Federal Aviation Administration and any other Authority in connection with the ownership or operation of any of the Assets or conduct of the business of any of the Stations.

         Governmental Filings shall mean all filings, including franchise and similar Tax filings, submissions, registrations, notices or declarations and the payment of all fees, assessments, interest and penalties associated with such filings, with all Authorities.

         Hart-Scott-Rodino Act shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any such statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Hazardous Materials shall mean and include any substance, material, waste, constituent, compound, chemical, natural or man-made element or force (in whatever state of matter): (a) the presence of which requires investigation or remediation under any Environmental Law, or (b) that is defined as a "hazardous waste" "solid waste", "pollutant", "contaminant" or "hazardous substance" under any Environmental Law; or (c) that is toxic, explosive, corrosive, etiologic, flam mable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is regulated by any applicable Authority or subject to any Environmental Law; or (d) that poses or threatens to pose a hazard to the health of persons; or (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons, or any by-products or fractions thereof, natural gas, polychlorinated biphenyls ("PCBs") and PCB-containing equipment or other radioactive elements, ionizing radiation, radio frequency radiation, lead, asbestos or asbestos-containing materials ("ACM"), or urea formaldehyde foam insulation.

         Indebtedness shall mean, with respect to any Person, (a) all items, except items of capital stock or of surplus or of general contingency or deferred tax reserves or any minority interest in any Subsidiary of such Person to the extent such interest is treated as a liability with indeterminate term on the consolidated balance sheet of such Person, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed, and (c) to the extent not otherwise included, all Contractual Obligations of such Person constituting capitalized leases and all obligations of such Person with respect to Leases constituting part of a sale and leaseback arrangement.

         Indebtedness for Money Borrowed shall mean, with respect to any Person, money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, the maximum amount currently or at any time thereafter available to be drawn under all outstanding letters of credit issued for the account of such Person, all Indebtedness upon which interest charges are customarily paid by such Person, and all Indebtedness (including capitalized lease obligations) issued or assumed as full or partial payment for property or services, whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, but shall not include (a) trade payables, (b) expenses accrued in the ordinary course of business, or (c) customer advance payments and customer deposits received in the ordinary course of business.

         Intangible Assets shall mean all assets and property lacking physical properties the evidence of ownership of which must customarily be maintained by independent registration, documentation, certification, recordation or other means, and shall include, without limitation, concessions, copyrights, franchises, license, permits and all Intellectual Property.

         Intellectual Property shall mean any and all research, information, inventions, designs, procedures, developments, discoveries, improvements, patents and applications therefor, trademarks and applications therefor, service marks, trade names copyrights and applications therefor, logos, trade secrets, drawing, plans, systems, methods, specifications, computer software programs, tapes, discs and related data processing software (including without limitation object and source codes) owned by such Person or in which it has an ownership interest and all other manufacturing, engineering, technical, research and development data and know-how made, conceived, developed and/or acquired by such Person, which relate to the manufacture, production or processing of any products developed or sold by such Person or which are within the scope of or usable in connection with such Person's business as it may, from time to time, hereafter be conducted or proposed to be conducted.

         Jacor and the Jacor Parties shall have the meaning given to it in the Preamble.

         Jacor Accounts Receivable shall mean the Accounts Receivables of Citicasters arising in connection with the ownership or operation of any of the Jacor Assets or the conduct of the business of any of the Jacor Stations prior to the applicable Cut-off Date. Citicasters Accounts Receivable shall mean Jacor Accounts Receivables arising in connection with the ownership or operation of any of the Citicasters Assets or the conduct of the business of any of the Citicasters Stations. Regent Accounts Receivable shall mean Jacor Accounts Receivables arising in connection with the ownership or operation of any of the Regent Assets or the conduct of the business of any of the Regent Stations prior to the applicable Cut-off Date.

         Jacor Assets shall mean (a) all assets used or held for use in the ownership or operation of or the conduct of the business of the Jacor Stations by any Jacor Party or any Entity Affiliated with any Jacor Party, including without limitation the Jacor Personal Property, the Jacor Private
Authorizations, the Jacor Governmental Authorizations (including without limitation the Jacor FCC Licenses), the Jacor Intangible Assets and the Jacor Assumable Agreements, and the logs, public files and other books, records, files and documents that relate to the Jacor Stations, but excluding the Jacor Excluded Assets and (b) an amount of cash equal to the American Tower Adjustment. Citicasters Assets shall mean the Jacor Assets used or held for use in the ownership or operation of or the conduct of the business of any of the Citicasters Stations by Citicasters or any Entity Affiliated with Citicasters. Regent Assets shall mean the Jacor Assets used or held for use in the ownership or operation of or the conduct of the business of any of the Regent Stations by Regent or any Entity Affiliated with Regent.

         Jacor Assumable Agreements shall mean the Jacor Private Authorizations, the Jacor Trade Agreements, the Jacor Leases and the Jacor Other Contracts. Citicasters Assumable Agreements shall mean the Jacor Assumable Agreements that relate to the ownership or operation of any of the Citicasters Assets or the conduct of the business of any of the Citicasters Stations. Regent Assumable Agreements shall mean the Jacor Assumable Agreements that relate to the ownership or operation of any of the Regent Assets or the conduct of the business of any of the Regent Stations.

         Jacor Disapproved Matters shall have the meaning given to it in Section 5.2(e).

         Jacor Disclosure Schedule shall mean the Jacor Disclosure Schedule dated as of the date of this Agreement delivered by the Jacor Parties to American.

         Jacor Employee Plans shall have the meaning given to it in Section 3.11(a).

         Jacor Excluded Assets shall mean (i) all cash and cash equivalents of any of the Jacor Parties, (ii) all Jacor Accounts Receivable, (iii) the corporate names of each of the Jacor Parties, and its books, records and other documents that relate to its corporate existence, organization and capitalization, (iv) all books and records of any of the Jacor Parties that relate to the Jacor Stations and which any Jacor Party is required by Applicable Law to retain, subject to the right of the other party to have access and to copy for a period of three (3) years from the Closing Date, (v) the Jacor Employee Plans, (vi) all insurance policies that relate to the Jacor Assets,
(vii) assets comprising the traffic and accounting computer systems), (viii) software programs and other assets used to provide certain financial and accounting services for any of the Jacor Stations, and (ix) any and all products, profits and proceeds of, and including without limitation any Claims with respect to, any of the foregoing.

         Jacor FCC Licenses shall mean the Citicasters FCC Licenses and the Regent FCC Licenses. Citicasters FCC Licenses shall have the meaning given to it in the first Whereas paragraph. Jacor FCC Licenses shall have the meaning given to it in the first Whereas paragraph.

         Jacor  Financial  Statements  shall  have  the  meaning  given to it in
Section 3.2(a).

         Jacor Governmental Authorizations shall have the meaning given to it in
Section 3.7(a). Citicasters Governmental Authorizations shall mean the Jacor Governmental Authorizations with respect to the ownership and operation of any of the Citicasters Assets and the conduct of any of the business of the Citicasters Stations. Regent Governmental Authorizations shall mean the Jacor Governmental Authorizations with respect to the ownership and operation of any of the Regent Assets and the conduct of any of the business of the Regent Stations.

         Jacor Inspection shall have the meaning given to it in Section 5.2(h).

         Jacor  Intangible  Assets shall have the meaning given to it in Section
3.8. Citicasters Intangible Assets shall mean the Jacor Intangible Assets with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations.

Regent Intangible Assets shall mean the Jacor Intangible Assets with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Kansas City Proration Schedule shall have the meaning given to it in Section 2.3(f).

         Jacor Leases shall have the meaning given to it in Section 3.5(a). Citicasters Leases shall mean the Jacor Leases with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Leases shall mean the Jacor Leases with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Material Agreements shall have the meaning given to it in Section
3.12. Citicasters Material Agreements shall mean the Jacor Material Agreements with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Material Agreements shall mean the Jacor Material Agreements with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor  Nonassumed  Liabilities  shall have the  meaning  given to it in
Section 2.3(a). Citicasters Nonassumed Liabilities shall have the meaning given to it in Section 2.3(a). Regent Nonassumed Liabilities shall have the meaning given to it in Section 2.3(a).

         Jacor Other Contracts shall mean (a) all Jacor Material Agreements set forth on Section 3.12 of the Jacor Disclosure Schedule, (b) all Contracts for the sale of time on the Jacor Stations for cash entered into in the ordinary course of business consistent with prior practice, and (c) Contracts not required to be listed on Section 3.12 of the Jacor Disclosure Schedule that have been entered into in the ordinary course of business. Citicasters Other Contracts shall mean the Jacor Other Contracts with respect to any of the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Other Contracts shall mean the Jacor Other Contracts with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Owned Real Property shall have the meaning given to it in Section 3.5(a). Citicasters Owned Real Property shall mean the Jacor Owned Real Property with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Owned Real Property shall mean the Jacor Owned Real Property with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Permitted Title  Exceptions shall have the meaning given to it in
Section 5.2(e).

         Jacor Personal Property shall mean all items of Personal Property, used or held for use in the ownership or operation or the conduct of the business of any of the Jacor Stations. Citicasters Personal Property shall mean the Jacor Personal Property with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters

Stations. Regent Personal Property shall mean the Jacor Personal Property with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor  Preliminary  Title Report shall have the meaning  given to it in
Section 5.2(e).

         Jacor Private Authorizations shall mean all Private Authorizations obtained or held for use in the ownership or operation or the conduct of the business of the Citicasters Stations. Citicasters Private Authorizations shall mean the Jacor Private Authorizations with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Private Authorizations shall mean the Jacor Private Authorizations with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Proration Schedule shall have the meaning given to it in Section 2.3(e).

         Jacor Real Property shall have the meaning given to it in Section 3.5(a). Citicasters Real Property shall mean the Jacor Real Property with respect to the ownership and operation of any of the Citicasters Assets and the conduct of the business of any of the Citicasters Stations. Regent Real Property shall mean the Jacor Real Property with respect to the ownership and operation of any of the Regent Assets and the conduct of the business of any of the Regent Stations.

         Jacor Stations shall have the meaning given to it in the first Whereas paragraph. Citicasters Stations shall have the meaning given to it in the first Whereas paragraph. Regent Stations shall have the meaning given to it in the first Whereas paragraph.

         Jacor Station Employees shall have the meaning given to it in Section 3.11(b).

         Jacor Stations TBAs shall mean the Citicasters Stations TBA and the Regent Stations TBA. Citicasters Stations TBA shall have the meaning given to it in Section 5.2(d). Regent Stations TBA shall have the meaning given to it in
Section 5.2(d).

         Jacor Study shall have the meaning given to it in Section 5.2(f).

         Jacor Survey shall have the meaning given to it in Section 5.2(e).

         Jacor Trade Agreements shall mean all Trade Agreements in effect on the date hereof or entered into on or prior to the Cut-Off Date that relate to the ownership or operation of any of the Jacor Assets or the conduct of the business of any of the Jacor Stations. Citicasters Trade Agreements shall mean the Jacor Trade Agreements that relate to the ownership or operation of any of the Citicasters Assets or the conduct of the business of any of the Citicasters Stations. Regent Trade Agreements shall mean the Jacor Trade Agreements that relate to the ownership or operation of any of the Regent Assets or the conduct of the business of any of the Regent Stations.




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



         Jacor' knowledge (including the term "to the knowledge, information and belief of Jacor") means the actual knowledge of any executive officer of any Jacor Party or any General Manager of any of the Jacor Stations.

         Law shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ of any Authority, domestic or foreign; (b) the common law; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation; including, in each such case or instance, any interpretation, directive, guideline or request, whether or not having the force of law including, in all cases, without limitation any particular section, part or provision thereof.

         Lease shall mean any lease of property, whether real, personal or mixed, and all amendments thereto.

         Legal Action shall mean, with respect to any Person, any and all litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration or equity.

         Lien shall mean any mortgage; lien (statutory or other); or other security agreement, arrangement or interest; hypothecation, pledge or other deposit arrangement; assignment; charge; levy; executory seizure; attachment; garnishment; encumbrance (including any easement, exception, reservation or limitation, right of way, and the like); conditional sale, title retention or other similar agreement, arrangement, device or restriction; preemptive or similar right; any financing or capital lease involving substantially the same economic effect as any of the foregoing; restriction on sale, transfer, assignment, disposition or other alienation; or any option, equity, claim or right of or obligation to, any other Person, of whatever kind and character.

         Like-Kind Exchanges shall mean an Exchanges of assets of the nature contemplated by the provisions of Section 1031 of the Code.

         Loss and Expense shall have the meaning given to it in Section 8.2.

         material or materiality for the purposes of this Agreement, shall, unless specifically stated to the contrary, be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

         Material Agreement shall mean, with respect to any Person, any Contractual Obligation which is in effect on the date hereof and (a) was not entered into in the ordinary course of business, (b) was entered into in the ordinary course of business which (i) involved annual consideration of more than Ten Thousand Dollars ($10,000) during any of the last three fiscal years, (ii) extends for more than three (3) months, or (iii) is not terminable on thirty
(30) days or less notice without penalty or other continuing financial obligation, (c) involves Indebtedness for Money Borrowed, (d) is an employment agreement, (e) is or otherwise constitutes a written agency, broker, dealer, license, distributorship, sales representative or similar written agreement, or
(f) accounted for more than



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



three percent (3%) of the revenues of the American Stations or the Jacor Stations in any of the last three fiscal years or is likely to account for more than three percent (3%) of revenues of the American Stations or the Jacor Stations during the current fiscal year.

         Notice of Disagreement shall have the meaning given to it in Section 2.3(e).

         Organic Document shall mean, with respect to a Person which is a corporation, its certificate or articles of incorporation or organization, its by-laws and all stockholder agreements, voting trusts and similar arrangements applicable to any of its capital stock.

         Permitted Liens shall mean (a) any mechanic's or materialmen's Lien or similar Lien with respect to amounts not yet due and payable or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established, (b) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceeding, for which appropriate reserves have been established, and (c) easements, licenses, covenants, rights of way and similar Liens which, individually or in the aggregate, would not materially and adversely affect the marketability or value of the property encumbered thereby or materially interfere with the operations of the Stations, it being understood that any Permitted Liens of a nature referred to in clause (a) or (b) shall, to the extent they may involve the payment of money, be taken into account in preparing the Citicasters Kansas City Proration Schedule, the Regent Kansas City Proration Schedule and the Dayton Proration Schedule.

         Permitted  Title  Exceptions   shall  mean  American   Permitted  Title
Exceptions and/or Jacor Permitted Title Exceptions, as the context may indicate.

         Person shall mean any natural individual or any Entity.

         Personal Property shall mean all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office and studio equipment, spare parts and other tangible personal property, plus such additions thereto and deletions therefrom arising in the ordinary course of business between the date hereof and the Closing Date.

         Preliminary Title Report shall have the meaning given to it in Section 5.2(e).

         Private Authorizations shall mean all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all Persons (other than Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

         Pro Ratable Taxes shall mean real estate and other property Taxes, ad valorem Taxes, gross receipts Taxes and similar Taxes, but shall not include federal, state or local income Taxes, franchise Taxes or other Taxes measured by or based upon income or gain on sale or other disposition of property or assets.

         Real Property shall mean all of the fee estates and buildings and other improvements thereon, leasehold interest, easements, licenses, rights to access, right-of- way, and other real property interest (including without limitation any of the foregoing that relate to the towers, transmitters, studio sites and offices of the respective Stations).

         Referee shall have the meaning given to it in Section 2.3(e).

         Regent Broadcasting shall have the meaning given to it in the Preamble.

         Regent Kansas City Proration Schedule shall have the meaning given to it in Section 2.3(g).

         Regent Licensee shall have the meaning given to it in the Preamble.

         Regent Parties shall have the meaning given to it in the Preamble.

         Regulations shall mean the federal income tax regulations promulgated under the Code, as such Regulations may be amended from time to time. All references herein to specific sections of the Regulations shall be deemed also to refer to any corresponding provisions of succeeding Regulations, and all references to temporary Regulations shall be deemed also to refer to any corresponding provisions of final Regulations.

         Representatives shall have the meaning given to it in Section 5.1(a).

         SEC shall mean the United States Securities and Exchanges Commission, or any successor Authority.

         Securities Act shall mean the Securities Act of 1933, and the rules and regulations of the SEC thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         Stations shall mean, collectively, the Jacor Stations and the American Stations.

         Subsidiary shall mean, with respect to a Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors of which, or if no such voting stock is outstanding, a majority of the equity interests of which, is owned directly or indirectly, legally or beneficially, by such Person or any other Person controlled by such Person.

         Tax and Taxes (and "Taxable", which shall mean subject to Tax), shall mean, with respect to any Person, (a) all taxes (domestic or foreign), including without limitation any income (net, gross or other including recapture of any tax items such as investment tax credits), alternative or add-on minimum tax, gross income, gross receipts, gains, sales, use, leasing, lease, user, ad valorem, transfer, recording, franchise, profits, property (real or personal, tangible or intangible), fuel, license, withholding on amounts paid to or by such Person, payroll, employment, unemployment, social security, excise, severance, stamp, occupation, premium, environmental or windfall profit tax, custom, duty or other tax, or other like assessment or charge of any kind whatsoever, together with any interest, levies, assessments, charges, penalties, addition to tax or additional amount imposed by any Taxing Authority, (b) any joint or several liability of such Person with any other Person for the payment of any amounts of the type described in (a), and (c) any liability of such Person for the payment of any amounts of the type described in (a) as a result of any express or implied obligation to indemnify any other Person.

         Tax Claim shall mean any Claim which relates to Taxes, including without limitation any Claim arising out of any breach of the representations and warranties set forth in Section 3.10 or 4.10.

         Tax Return or Returns shall mean all returns, consolidated or otherwise (including without limitation information returns), required to be filed with any Authority with respect to Taxes.

         Taxing   Authority  shall  mean  any  Authority   responsible  for  the
imposition of any Tax.

         TBA Date shall mean the date when operations under the TBAs shall become effective (or in the event such date is not the same for all of the TBAs, the applicable date of such effectiveness).

         TBAs shall mean the American Citicasters Stations TBA, the American Regent Stations TBA, the Citicasters Stations TBA and the Regent Stations TBA, or the applicable one of such agreements.

         Termination Date shall have the meaning given to it in Section 7.1.

         Trade Agreements shall mean any Contract that relate to any of the Stations pursuant to which American or any Jacor Party is required to provide air time in exchange for property or services other than cash.

         Transactions shall mean the Exchanges and all of the other transactions contemplated by this Agreement to be consummated on or prior to the Closing Date, including without limitation the execution, delivery and performance of the Collateral Documents.

         Valuation  Schedule  shall  have the  meaning  given  to it in  Section
2.2(b).